Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	Suntech Power Holdings Co., Ltd.
Entity Central Index Key	0001342803
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	180,163,878

Consolidated Balance Sheets (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 872.5	$ 833.2
Restricted cash	142.5	124.9
Inventories	558.2	280.1
Accounts receivable, net of allowance for doubtful accounts of $4.8 and $10.7, respectively	515.9	384.4
-- Investee companies of GSF	10.4	110.2
-- Others	505.5	274.2
Other receivables, net of allowance for doubtful accounts of $11.7 and $24.3, respectively	19	39.3
Value-added tax recoverable	92.4	41.2
Advances to suppliers	84.4	48.8
Short-term investments	0	200.8
Other financial assets	15.4	0.3
Deferred taxes	22.6	10.8
Amounts due from related parties	55.1	185.5
Other current assets	34.4	6.7
Total current assets	2,412.4	2,156
Property, plant and equipment, net	1,326.2	777.6
Intangible assets, net	156	140.8
Goodwill	278	86.1
Long-term investments	53.6	53.8
Investments in affiliates	545.9	251.4
Long-term prepayments	213.8	188.1
Long-term loans to a supplier	53	54.7
Long-term deferred expenses	32.4	39
Amounts due from related parties deemed to be financial assets	94.1	193.6
Other non-current assets	51.7	42.6
TOTAL ASSETS	5,217.1	3,983.7
Current liabilities:
Short-term borrowings, including current portion of long-term bank borrowings	1,400.8	800.4
Accounts payable	457	264.2
Other payables	74	56.5
Payables in respect of purchase of property, plant and equipment	96.3	70.2
Advances from customers	31.4	8.4
Accrued payroll and welfare	34.4	13.3
Government grants	17.5	6.3
Amounts due to related parties	93.9	14
Income tax payable	66.7	4.3
Other financial liabilities - current	56.1	8.1
Current portion of convertible notes	0.4	224
Other current liabilities	41.5	48.4
Total current liabilities	2,370	1,518.1
Long-term bank borrowings	163.3	138
Convertible notes	551.2	516.9
Accrued warranty costs	81	55.2
Retirement benefit obligations	3.7	3.5
Deferred tax liabilities	15.6	33.1
Other long-term liabilities	152.1	106.1
Total liabilities	3,336.9	2,370.9
Equity:
Ordinary shares, par value $0.01, 500,000,000 shares authorized, 179,240,971 and 180,071,575 shares issued, respectively	1.8	1.8
Additional paid-in capital	1,134.8	1,114.7
Retained earnings	653.6	416.7
Accumulated other comprehensive income	77.5	64.9
Total Suntech Power Holdings Co. Ltd. equity	1,867.7	1,598.1
Noncontrolling interest	12.5	14.7
Total Equity	1,880.2	1,612.8
TOTAL LIABILITIES AND EQUITY	$ 5,217.1	$ 3,983.7

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Allowance for doubtful accounts	$ 10.7	$ 4.8
Allowance for other receivable current	$ 24.3	$ 11.7
Equity:
Ordinary shares, par value	$ 0.01	$ 0.01
Ordinary shares, shares authorized	500,000,000	500,000,000
Ordinary shares, shares issued	180,071,575	179,240,971

Consolidated Income Statements (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net revenues:
PV modules	$ 2,766.3	$ 1,606.3	$ 1,785.8
-- Investee companies of GSF	197.4	115.8
-- Others	2,568.9	1,490.5
Others	135.6	87	137.7
Total net revenues	2,901.9	1,693.3	1,923.5
Cost of revenues:
PV modules	2,251.2	1,258.8	1,448.2
Others	146.9	95.7	132.4
Total cost of revenues	2,398.1	1,354.5	1,580.6
Gross profit	503.8	338.8	342.9
Selling expenses	78.7	58.9	59.3
General and administrative expenses	125.1	76.9	85.8
Research and development expenses	40.2	29	15.3
Provision for prepayment to affiliates	8
Impairment of long-lived assets	54.6
Total operating expenses	306.6	164.8	160.4
Income from operations	197.2	174	182.5
Interest expense	(99.5)	(103.3)	(106.1)
Interest income	7.6	9.6	32.6
Other (expense) income, net	(94.4)	11.2	(76.7)
Earnings before income taxes, noncontrolling interest and equity in net earnings (loss) of affiliates	10.9	91.5	32.3
Tax (expense) benefit, net	(23.8)	(2.5)	(1.6)
Equity in (loss) earnings of affiliates, net of taxes	250.8	(3.3)	0.3
Net income	237.9	85.7	31
Add: Net loss (income) attributable to the noncontrolling interest	(1)	(0.1)	1.4
Net income attributable to ordinary shareholders of Suntech Power Holdings Co., Ltd.	$ 236.9	$ 85.6	$ 32.4
Net income per ordinary share:
Basic	$ 1.32	$ 0.5	$ 0.21
Diluted	$ 1.3	$ 0.5	$ 0.2
Weighted average number of shares used in computation:
Basic	179.6	169.7	154.7
Diluted	181.6	172.5	160.3

Consolidated Statements of Changes in Equity and Comprehensive Income (USD $) In Millions	Total	Ordinary Shares	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Noncontrolling Interest	Comprehensive Income
Balance at Dec. 31, 2007	$ 972.5	$ 1.53	$ 622.8	$ 298.7	$ 31.6	$ 17.9
New issuance of ADS	51.6	0.01	51.6
New issuance of ADS, shares		1.3
Net unrealized gain under cash flow hedge	(4.8)				(4.8)		(4.8)
Exercise of stock options and restricted shares	3.4	0.02	3.3
Exercise of stock options and restricted shares, shares		1.5
Share based compensation	11.4		11.4
Adjustment for adoption of ASC470-20	84.9		140.7	(55.8)			(55.8)
Net income	31			88.2		(1.4)	88.2
Foreign currency translation adjustments and others	38.5				36.6	1.9	36.6
Noncontrolling interest acquisition and capital injection	(9.9)					(9.9)
Balance at Dec. 31, 2008	1,234.4	1.56	829.8	331.1	63.4	8.5	64.2
Balance, shares at Dec. 31, 2008		155.9
New issuance of ADS	277.1	0.23	276.9
New issuance of ADS, shares		23
Net unrealized gain under cash flow hedge	4.8				4.8		4.8
Exercise of stock options and restricted shares	1.4	0.01	1.4
Exercise of stock options and restricted shares, shares		0.3
Share based compensation	6.6		6.6
Net income	85.7			85.6		0.1	85.6
Foreign currency translation adjustments and others	(3.3)				(3.3)		(3.3)
Noncontrolling interest acquisition and capital injection	6.1					6.1
Balance at Dec. 31, 2009	1,612.8	1.8	1,114.7	416.7	64.9	14.7	87.1
Balance, shares at Dec. 31, 2009		179.2
Net realized loss under cash flow hedge	(19)				(19)		(19)
Exercise of stock options and restricted shares	0.8		0.8
Exercise of stock options and restricted shares, shares		0.8
Share based compensation	14.9		14.9
Net income	237.9			236.9		1	236.9
Foreign currency translation adjustments and others	31.2				31.6	(0.4)	31.6
Appropriation for current year	(0.5)					(0.5)
Noncontrolling interest acquisition and capital injection	2.1		4.4			(2.3)
Balance at Dec. 31, 2010	$ 1,880.2	$ 1.8	$ 1,134.8	$ 653.6	$ 77.5	$ 12.5	$ 249.5
Balance, shares at Dec. 31, 2010		180

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities:
Net income	$ 237.9	$ 85.7	$ 31
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Share based compensation	14.9	6.6	11.4
Depreciation and amortization	84.9	66.4	41.6
Amortization of debt discount	31.9	47.5	55.5
Deferred taxes	(40.4)	(6)	(20.2)
Loss on disposal of property, plant and equipment	1.1		1
Provision for doubtful accounts	18.5	(0.1)	15.8
Provision for inventories	28.9	59.1	50
Provision for purchase commitments	(9.8)	3.1	7
Impairment provision for long-term investments			73.8
Impairment of long-lived assets	63
Gain on convertible notes repurchase		(9.5)	(23.8)
Amortization of long-term prepayments	13.3	13.3	7.6
Equity in net earnings (loss) of affiliates	(250.8)	3.3	(0.3)
Loss (gain) on short-term investments	(0.8)	(0.8)	5.7
Loss on financial derivatives, net	49.8	8	9.3
Loss on long-term securities			0.3
Imputed interest income for loan to suppliers and long-term prepayment to suppliers deemed to be financial assets	(1.2)	(1.2)	(17)
Amortization of imputed interest income	3.2	3.6	2.4
Changes in operating assets and liabilities:
Inventories	(274.8)	(104.4)	(94)
Accounts receivable	(137.4)	(171.6)	26.6
Other receivables	0.7	3.9	(27)
Amounts due from related parties	94.6	77.1	(353.1)
Advances to suppliers	(32.5)	(6.6)	4.7
Value-added tax recoverable	(48.4)	34.5	(2.9)
Other current assets	(27.6)	(0.9)	(5.2)
Interest free loans to suppliers		16.7	20.9
Long-term prepayments	(33.6)	19	(103.8)
Other non-current assets	(6)	(6.3)
Accounts payable	178.3	146.3	53.3
Other payables	16	0.2	30.2
Advances from customers	23	5.4	(1.4)
Accrued payroll and welfare	19.1	4.7	0.8
Income tax payable	47.1	(8.5)	5.4
Amounts due to related parties	(124.8)	(10.9)	0.6
Accrued warranty costs	25.8	13.7	18.3
Other long-term liabilities	6.1	1.6	4.2
Net cash (used in) provided by operating activities	(30)	292.9	(171.3)
Investing activities:
Acquisitions of subsidiaries, net of cash acquired	(5)	(5.4)	(57.4)
Purchases of property, plant and equipment	(276)	(141.4)	(333.8)
Purchases of intangible assets	(0.2)	(1.2)	(3.7)
Proceeds from sales of property, plant and equipment	2.9	1.5	0.4
Net proceeds from redemption of investment securities	201.6		45.6
Net proceeds from sales of long-term investment	22.7
Purchase of investment securities		(200)	(20.2)
Government grants	8.1	6.1	2.6
Net proceeds from redemption of financial derivatives	(39.3)	(15.5)	(0.6)
Purchase of long term equity investment	(144.7)	(31.5)	(297.3)
Purchase of investment deposits		(0.5)	(1.5)
Decrease (increase) in restricted cash	(8.7)	(54)	24.1
Net cash used in investing activities	(238.6)	(441.9)	(641.8)
Financing activities:
Proceeds from exercise of stock options	0.8	1.4	3.4
Gross proceeds from issuance of ordinary shares from secondary offering		287.5
Offering expense incurred		(10.4)
Proceeds from short-term bank borrowings	2,521	706.3	862.8
Repayment of short-term bank borrowings	(2,087.3)	(524.8)	(557)
Proceeds from long-term bank borrowings	271.7	135.3	2.9
Repayment of long-term bank borrowings	(235.7)	(22.7)	(10.8)
Proceeds from issuance of convertible notes		50	575
Payment of convertible notes issuance expenses		(0.9)	(14.9)
Payment of convertible notes repurchase		(159.6)	(61)
Payment of convertible notes redemption	(221.2)
Contribution from minority shareholder of a subsidiary	1.9		1.8
Proceeds from sales and lease back transaction	70.7	21
Payments under financial leases	(18.9)	(3.7)	(7)
Net cash provided by financing activities	303	479.4	795.2
Effect of exchange rate changes	4.9	(5)	4.7
Net (decrease) increase in cash and cash equivalents	39.3	325.4	(13.2)
Cash and cash equivalents at the beginning of the year	833.2	507.8	521
Cash and cash equivalents at the end of the year	872.5	833.2	507.8
Supplemental disclosure of cash flow information:
Interest paid	98.9	122.3	55.7
Income taxes paid	17.1	17.1	16.2
Supplemental schedule of non-cash investing activities:
Liabilities for purchases of property, plant and equipment	96.3	70.2	82.6
Other assumed liabilities related to acquisition of a subsidiary included in other liabilities		$ 9

Organization and Principal Activities	12 Months Ended
Dec. 31, 2010
Organization and Principal Activities [Abstract]
ORGANIZATION AND PRINCIPAL ACTIVITIES

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Suntech Power Holdings Co., Ltd. (“Suntech Power”) was incorporated in the Cayman Islands under the laws of the Cayman Islands on August 8, 2005. On December 14, 2005, the Company became listed on the New York Stock Exchange (“NYSE”) in the United States.

Suntech Power and its subsidiaries (collectively the “Company”) are principally engaged in the design, development, manufacturing and marketing of photovoltaic (“PV”) products and also provide engineering, procurement and construction services to building solar power systems using its own solar modules for certain related party and third party customers.

The following table sets forth information concerning Suntech Power’s major subsidiaries as of December 31, 2010:

	Date of	Date of	Place of	Percentage of
Subsidiary	Acquisition	Incorporation	Incorporation	Ownership

Power Solar System Co., Ltd.	N/A	June 23, 2000	BVI	100%
Wuxi Suntech Power Co., Ltd. (“Wuxi Suntech”)	N/A	January 22, 2001	PRC	100%
Luoyang Suntech Power Co., Ltd. (“Luoyang Suntech”)	N/A	October 16, 2005	PRC	88%
Suntech America, Inc. (“Suntech America”)	N/A	July 5, 2006	USA	100%
Suntech Power Japan Corporation (“Suntech Japan”), previously MSK Corporation	August 11, 2006	July 1, 1967	Japan	100%
Suntech Power Co., Ltd. (“Shanghai Suntech”)	N/A	November 28, 2006	PRC	100%
Shenzhen Suntech Power Co., Ltd. (“Shenzhen Suntech”)	N/A	February 7, 2007	PRC	95%
Suntech Energy Engineering Co., Ltd. (“SEE”)	N/A	July 4, 2007	PRC	100%
Suntech Power Investment Pte. Ltd. (“Suntech Singapore”)	N/A	October 8, 2007	Singapore	100%
Suntech Power International Ltd, Zurich (“Suntech Swiss”)	N/A	October 18, 2007	Switzerland	100%
Bright Path Holdings Limited (“Bright Path”)	N/A	August 8, 2008	BVI	100%
KSL-Kuttler Automation Systems GmbH (“Kuttler”)	April 02, 2009	March 26, 1992	Germany	100%
Kuttler Automation Systems (Suzhou) Co., Ltd.	April 02, 2009	January 21, 2002	PRC	100%
Yangzhou Suntech Power Co. Ltd. (“YZ Suntech”)	N/A	July 11, 2008	PRC	100%
Wuxi Sun-leader PV Equipment Co., Ltd. (“Wuxi Sun-leader”)	N/A	November 25, 2010	PRC	60%
Yangzhou Rietech Renewal Energy Company (“YZ Rietech”)	December 31, 2010	June 17, 2010	PRC	100%
Zhenjiang Ren De New Energy Science Technology Co., Ltd. (“ZJ Ren De”)	December 31, 2010	September 3, 2010	PRC	100%
Zhenjiang Rietech New Energy Science Technology Co., Ltd. (“ZJ Rietech”)	December 31, 2010	November 19, 2010	PRC	100%

Summary of Principal Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Principal Accounting Policies [Abstract]
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

2.	SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

(a)	Basis of presentation

The consolidated financial statements of the Company have been prepared in accordance with the accounting principles generally accepted in the United States of America (“US GAAP”).

(b)	Basis of consolidation

The consolidated financial statements include the financial statements of Suntech Power and its subsidiaries. All intercompany transactions and balances are eliminated on consolidation.

(c)	Fair value measurement

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (also referred to as an exit price). The Company utilizes a hierarchy for inputs used in measuring fair value that gives the highest priority to observable inputs and the lowest priority to unobservable inputs as follows:

Level 1:  Quoted prices in active markets that are accessible by the Company at the measurement date for identical assets and liabilities.

Level 2:  Inputs other than quoted market prices in active markets that are observable, either directly or indirectly.

Level 3:  Unobservable inputs are used when little or no market data is available.

Valuation techniques used to measure fair value maximize the use of observable inputs. As such, when available, the Company measures the fair value of financial instruments based on quoted market prices in active markets, valuation techniques that use observable market-based inputs or unobservable inputs that are corroborated by market data. Pricing information the Company obtains from third parties is internally validated for reasonableness prior to use in the consolidated financial statements. When observable market prices are not readily available, the Company generally estimates the fair value using valuation techniques that rely on alternate market data or inputs that are generally less readily observable from objective sources and are estimated based on pertinent information available at the time of the applicable reporting periods. In certain cases, fair values are not subject to precise quantification or verification and may fluctuate as economic and market factors vary and the Company’s evaluation of those factors changes. Although the Company uses its best judgment in estimating the fair value of these financial instruments, there are inherent limitations in any estimation technique. In these cases, a minor change in an assumption could result in a significant change in its estimate of fair value, thereby increasing or decreasing the amounts of the Company’s consolidated assets, liabilities, equity and net income or loss. See Note 3, “Fair Value of Financial Instruments”, for further details.

(d)	Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets, long lived assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company bases its estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant accounting estimates reflected in the Company’s consolidated financial statements include allowance for doubtful accounts and other receivables, lower of cost or market charges and other provisions for inventory and purchase commitments, accrued liabilities, valuation allowances for long-term prepayments and long-term loans to suppliers, interest rates used to calculate imputed interest income for interest free loans to suppliers, forfeiture rates of stock options, useful lives of property, plant and equipment and finite-lived intangible assets, revenue recognition for system integration projects accounted for under the percentage of completion method, accruals for warranty costs, valuation allowances for deferred tax assets, valuation of derivative and other financial instruments, assumptions used to determine retirement obligations, assumptions used in purchase price allocation, assumptions used to measure other-than-temporary-impairment for investments in affiliates and long-term investments, and assumptions used to measure impairment of goodwill, intangible assets with indefinite lives, and long-lived assets.

(e)	Cash, cash equivalents and restricted cash

Cash and cash equivalents are stated at cost plus accrued interest, which approximates fair value. Cash consists of cash on hand, money market funds and demand deposits, which are unrestricted as to withdrawal and use, and which have maturities of three months or less.

Restricted cash represents bank deposits pledged for short-term bank borrowings, bank deposits for securing letter of credit facilities and amounts held by counterparties under forward contracts, which are not available for general use.

(f)	Derivatives and hedge accounting

The Company’s risk management strategy includes the use of derivative financial instruments as hedges of foreign currency exchange risk, whenever management determines their use to be reasonable and practical. This strategy does not permit the use of derivative financial instruments for trading purposes, nor does it allow for speculation. The Company uses foreign currency forward exchange contracts to hedge the exposure to foreign currency risk, primarily the Euro and Renminbi (“RMB”). The purpose of the Company’s foreign currency derivative activities is to protect the Company from the risk that the United States Dollar (“US dollar”) net cash flows resulting from forecasted foreign currency-denominated transactions will be negatively affected by changes in exchange rates. The Company uses foreign currency forward exchange contracts to offset changes in the amount of future cash flows associated with certain third-party sales expected to occur within the next two years.

The Company recognizes all derivative instruments as either assets or liabilities at fair value in other financial assets or other financial liabilities in the consolidated balance sheets. The Company does not offset the carrying amounts of derivatives with the same counterparty. The recognition of gains or losses resulting from changes in the values of those derivative instruments is based on the use of each derivative instrument.

The Company qualified for foreign currency cash flow hedge accounting with respect to certain foreign-currency forward exchange contracts that the Company entered into to hedge, for accounting purposes, changes in the cash flow of forecasted foreign currency denominated sales transactions attributable to changes in foreign currency exchange rate. When hedging relationships are highly effective, the effective portion of the gain or loss on the derivative cash flow hedges is recorded in accumulated other comprehensive income, net of tax, until the underlying hedged transaction is recognized in the consolidated income statements. The ineffective portion of cash flow hedges, if any, is recognized in income immediately. In the event that the underlying hedge transaction will not occur within the specified time period, the gain or loss on the related cash flow hedge is immediately released from accumulated other comprehensive income and included in the consolidated income statements. The effectiveness of designated hedging relationships is tested and documented on at least a quarterly basis. Gains or losses on those foreign currency forward exchange contracts which do not qualify for hedge accounting are recognized in other income in the consolidated income statements.

As of December 31, 2009 and 2010, the Company had outstanding foreign currency forward exchange contracts with notional amounts of  $145.5 million and  $2,177.4 million, respectively. The notional amounts of derivative instruments designated as cash flow hedges was nil and  $628.2 million as of December 31, 2009 and 2010, respectively.

The loss from the change in the fair value on the effective portion of derivative cash flow hedges, which is recorded in accumulated other comprehensive income, net of tax, was  $4.8 million, nil and  $19.0 million, as of December 31, 2008, 2009 and 2010, respectively. The loss from the change in the fair value on the ineffective portion of derivative cash flow hedges, which is recorded in other income (expense), net of tax, was  $9.3 million,  $8.0 million and  $49.8 million, as of December 31, 2008, 2009 and 2010, respectively.

(g)	Advances to suppliers and long-term prepayments to suppliers

In order to secure a stable supply of silicon materials, the Company makes prepayments to certain suppliers for written purchase orders on contracts. The Company has the right to inspect products prior to acceptance under a portion of these arrangements. The Company can also terminate the arrangements and request refund of these prepayments with interest and/or penalty in the event of suppliers delay or failure to deliver. Advances to suppliers for purchases expected within twelve months as of each balance sheet date are recorded in advances to suppliers. Future balances are recorded in long-term prepayments. As of December 31, 2009 and 2010, advances to suppliers were  $48.8 million and  $84.4 million, respectively, and long-term prepayments were  $84.5 million and  $117.8 million, respectively. The Company does not receive collateral for most of the prepayments. As a result, the Company’s claims for such prepayments are unsecured, which exposes the Company to the suppliers’ credit risk. As of December 31, 2009 and 2010, prepayments made to individual suppliers in excess of 10% of total advances and long-term prepayments are as follows:

	At December 31,
	2009	2010

Supplier A	72.2	73.3

(h)	Inventories

Inventories are stated at the lower of cost or market. Cost comprises direct materials and where applicable, direct labor costs and overhead incurred in bringing inventories to their present location and condition. Raw materials are stated at weighted-average cost. Work-in-process and finished goods are stated at standard costs as adjusted for variances, which approximates actual cost determined on a weighted-average basis. The Company estimates excess and slow moving inventory based upon assumptions of future demands and market conditions by referring to the backlog sales orders and estimated sales price for following quarter through market analysis. If actual market conditions are less favorable than projected by management, additional inventory write-downs may be required. In addition, the Company also considers factors like historic usage, product obsolescence and product merchantability.

On occasion, the Company enters into firm purchase commitments to acquire materials from its suppliers. A firm purchase commitment represents an agreement that specifies all significant terms, including the price and timing of the transactions, and includes a disincentive for nonperformance that is sufficiently large to make performance probable. This disincentive is generally in the form of a “take or pay” provision which requires the Company to pay for committed volumes regardless of whether the Company actually acquires the materials. The Company evaluates these agreements and records a loss, if any, on firm purchase commitments using the same lower of cost or market approach as that used to value inventory.

(i)	Investments

Investments in debt and marketable equity securities, including warrants and certain structured deposits, are classified as trading, available-for-sale, or held-to-maturity. Investments classified as trading are reported at fair value with unrealized gains and losses included in income. Investments classified as available-for-sale are reported at fair value with unrealized gains and losses recorded in other comprehensive income. Investments classified as held-to-maturity are reported at amortized cost. The cost of investments sold is determined by specific identification.

The Company routinely reviews available-for-sale and held-to-maturity securities for other-than-temporary declines in fair value below the cost basis, and when events or changes in circumstances indicate the carrying value of an asset may not be recoverable, the security is written down to fair value.

Affiliated companies, in which the Company has significant influence, but not control, are accounted for under the equity method of accounting. Equity method adjustments include the Company’s proportionate share of investee income or loss, gains or losses resulting from investee capital transactions, adjustments to recognize certain differences between the Company’s carrying value and the Company’s equity in net assets of the investee at the date of investment, impairments, and other adjustments required by the equity method. The Company records investments under the cost method when they do not qualify for the equity method. Gain or losses are realized when such investments are sold.

Investments are evaluated for impairment at the end of each period. Unrealized losses are recorded in other expenses when a decline in fair value is determined to be other-than-temporary. The Company reviews several factors to determine whether a loss is other-than-temporary. These factors include, but are not limited to, the: (1) nature of the investment; (2) cause and duration of the impairment; (3) extent to which fair value is less than cost; (4) financial conditions and near term prospects of the issuers; and (5) ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value.

(j)	Property, plant and equipment

Property, plant and equipment are recorded at cost less accumulated depreciation and amortization. Depreciation and amortization are provided on a straight-line basis over the following estimated useful lives:

Land	Indefinite
Buildings	20-27 years
Leasehold improvements	Over the shorter of the lease term or their estimated useful lives
Plant and machinery	5-10 years
Furniture, fixtures and equipment	4-15 years
Motor vehicles	4-6 years

Costs incurred in constructing new facilities, including capitalized interest and other costs relating to the construction, are capitalized and transferred to property, plant and equipment on completion, at which time depreciation commences.

(k)	Intangible assets

Intangible assets primarily represent technical know-how, trade names, patents and technology, customer relationships and non-compete agreements. Intangible assets are recorded at fair value at the time of acquisition less accumulated amortization, if applicable. Amortization is recorded according to the following table on a straight-line basis for all intangible assets except customer relationships, which are amortized on an accelerated basis, and trade names, which are not amortized:

Technical know-how	10 years
Trade names	Indefinite
Patents and technology	10-25 years
Customer relationships	2-13 years
Non-compete agreements	3 years

The Company performs a quarterly review of intangible assets to determine if facts and circumstances indicate that the useful life is shorter than originally estimated or that the carrying amount of assets may not be recoverable. See Note 9, “Intangible Assets, Net”, for further details.

(l)	Goodwill

Goodwill represents the excess of total consideration over the fair value of the identifiable assets less liabilities acquired in a business combination. Goodwill is reviewed at least annually for impairment, or earlier if there is indication of impairment. The current accounting standard requires the Company to compare the fair value of a reporting unit to its carrying amount to determine if goodwill may be impaired. If the fair value of a reporting unit is less than its carrying value, an impairment loss is recorded to the extent that the fair value of the goodwill is less than its carrying value. Fair values for reporting units are determined based on discounted cash flows, market multiples or appraised values. See Note 10, “Goodwill”, for further details.

(m)	Purchase price allocation

The Company accounts for business acquisitions using the purchase method of accounting. The Company allocates the total cost of an acquisition to the underlying net assets based on their respective estimated fair values. As part of this allocation process, the Company must identify and attribute values and estimated lives to the intangible assets acquired. The excess of total consideration over the fair value of the tangible assets are allocated to intangible assets and goodwill. See Note 4, “Business Acquisitions”, for further details.

(n)	Impairment of long-lived assets

The Company evaluates its long-lived assets and finite-lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. When these events occur, the Company compares the asset group’s carrying value to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company would recognize an impairment loss based on the fair value of the assets. No impairment charges were recognized during the years ended December 31, 2008 and 2009, and for the years ended December 2010, a total charge of  $54.6 million was recognized as the Company ceased the trial production of thin film line and abandoned these related assets. See Note 8, “Property, Plant and Equipment” for further details.

(o)	Income taxes

Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net operating loss carry forwards and credits by applying enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on the characteristics of the underlying assets and liabilities or the expected timing of their use when they do not relate to a specific asset or liability.

(p)	Revenue recognition

The Company currently derive revenues from two sources: (1) Sales of PV modules (including BIPV products), and (2) other revenues, which include, sales of PV cells, sales of others products and services, which mainly include PV system integration and equipment and automation as well as sales of equipment, which mainly consisted of PV cell manufacturing equipment.

The Company recognizes revenues for product sales when persuasive evidence of an arrangement exists, delivery of the product has occurred, title and risk of loss have transferred to the customer, the sales price is fixed or determinable, and collectability of the receivable is reasonably assured. The Company recognizes revenue from service contracts upon completion of all services in view of the short-term nature of such contracts. Such contracts were insignificant for all years presented.

The majority of the Company’s products are shipped free-on-board (“FOB”) or cost-and-freight (“CFR”) with normal credit terms of 90 days or less. Accordingly, the Company must receive written evidence that the products have been delivered to FOB or CFR departure ports or airports assigned by customers prior to recognizing revenue. The Company also ships products based on free-on-carrier (“FCA”) destination terms under which the Company recognizes revenue after the Company ships products to shipment agents assigned by customers. Sales of PV cells and modules are recorded when the products are delivered and title has passed to the customers. A majority of the Company’s sales to PRC customers and new overseas customers require the customers to prepay before delivery occurs. Such prepayments are recorded in advances from customers until delivery occurs.

The Company recognizes revenue using the percentage of completion method for systems integration projects for which the Company provides engineering, procurement and constructions (“EPC”) services under an EPC contract when the contract price is fixed or determinable and over  $1.5 million or the project performance cycle will be longer than 6 months. The Company uses this method because it considers costs incurred to be the best available measure of progress on these contracts. The Company makes estimates of the costs to complete a contract and recognize revenue based on the estimated progress to completion. The Company periodically revises its profit estimates based on changes in facts, and immediately recognizes any losses that are identified on contracts. Incurred costs include all direct material, labor, subcontractor cost, and those indirect costs related to contract performance, such as indirect labor, supplies and tools. The Company recognizes job material costs as incurred costs when the job materials have been installed. The Company considers job materials to be installed materials when they are permanently attached or fitted to the solar power systems as required by the engineering design.

When the percentage-of-completion method is not appropriate or does not meet the aforementioned thresholds, the Company recognizes revenue for system integration and automation machinery at the time the project is completed, assuming all other revenue recognition criteria have been met. Contract completion terms are typically within one year.

(q)	Buy/sell arrangements

The Company has buy/sell arrangements with certain raw material vendors wherein the Company sells finished goods, comprised of either solar cells or solar modules, in exchange for raw materials, typically silicon wafers. These arrangements are made with counterparties in the same line of business as the Company and are executed as a means of securing a consistent supply of raw materials. The transactions are recorded in revenues and cost of revenues at fair value on a gross basis.

There were no such arrangements in 2008. During the years ended December 31, 2009 and 2010, the Company purchased  $32.5 million and  $5.1 million of raw materials and sold  $35.5 million and  $5.6 million of finished goods under these buy/sell arrangements, respectively.

(r)	Cost of revenue

Cost of revenue includes production related direct costs, depreciation and amortization, indirect costs and shipping and handling costs for products sold, inventory obsolescence and lower of cost or market charges.

(s)	Warranty cost

The Company’s standard PV modules are typically sold with a five-year warranty for defects in materials and workmanship. And the Company’s PV modules also contain a 5, 12, 18 and 25-year standard warranty against declines of more than 5.0%, 10.0%, 15.0% and 20.0% of initial power generation capacity, respectively. The warranty periods of the Company’s BIPV products vary depending on the nature and specification of each BIPV product. Due to limited warranty claim history, the Company estimates the warranty costs based on the actual historical cost data, competitor data and academic research, which are reviewed by in-house quality review personnel. Actual warranty costs are recorded in and charged against the accrued warranty liability. To the extent that actual warranty costs differ from the estimates, the Company will prospectively revise its accrual rate.

(t)	Leases

Leases are classified as capital or operating leases. A lease that transfers to the lessee substantially all the benefits and risks incidental to ownership is classified as a capital lease. At inception, a capital lease is recorded at the present value of minimum lease payments or the fair value of the asset, whichever is less. Assets under capital leases are amortized on a basis consistent with that of similar fixed assets or the lease term, whichever is less. Operating lease costs are recognized on a straight-line basis over the lease term.

(u)	Start-up costs

The Company expenses all costs incurred in connection with start-up activities, including pre-production costs associated with new manufacturing facilities and costs incurred with the formation of new subsidiaries such as organization costs. Costs related to the design, formulation and testing of new products or process alternatives are included in research and development expenses. Facility and employee costs incurred in connection with constructing new manufacturing plants are included in general and administrative expenses.

(v)	Foreign currency translation and comprehensive income

The US dollar, the currency in which a substantial portion of the Company’s transactions are denominated, is used as the functional and reporting currency of the Company. Monetary assets and liabilities denominated in currencies other than the US dollar are translated into the US dollar at exchange rates at the balance sheet date. Transactions in currencies other than the US dollar during the year are converted into the US dollar at exchange rates on the transaction date. Transaction gains and losses are recognized in the statements of operations.

The financial records of certain of the Company’s subsidiaries are maintained in local currencies other than the US dollar, such as the RMB, Euro (“EUR”) and Japanese Yen (“JPY”), which are their respective functional and reporting currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses and gains and losses are translated using the average exchange rates for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of accumulated other comprehensive income in the statement of changes in equity and comprehensive income.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in China’s foreign exchange trading system market. The Company’s aggregate amount of cash, cash equivalents and restricted cash denominated in RMB amounted to  $256.6 million and  $312.8 million as of December 31, 2009 and 2010, respectively.

Total comprehensive income is comprised of net income and fluctuations of other comprehensive income, including foreign exchange translation adjustments and the change in the fair value on the effective portion of derivative cash flow hedges, and amounted to  $64.2 million,  $87.1 million and negative  $274.9 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Components of accumulated other comprehensive income as of December 31, 2009 and 2010 were as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2010

Net realized (unrealized) gain (loss) under cash flow hedge	$4.8	$(19.0)
Foreign currency translation adjustments and others	(3.3)	31.6

Total	$1.5	$12.6

(w)	Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents, accounts receivable, advances to suppliers, amounts due from related parties, long-term loans to suppliers and long-term prepayments. All of the Company’s cash and cash equivalents are held with financial institutions that the Company believes to be of high credit quality. The Company conducts credit evaluations of customers and generally does not require collateral or other security from its customers. The Company establishes an allowance for doubtful accounts primarily based upon the age of the receivable and factors surrounding the credit risk of specific customers. With respect to advances to suppliers and amounts due from related parties who are also mainly suppliers of the Company, such suppliers are primarily suppliers of silicon wafers raw materials. The Company performs ongoing credit evaluations of these suppliers’ financial conditions. The Company generally does not require collateral or other security against such suppliers; however, it maintains a reserve for potential credit losses. Such losses have historically been within management’s expectations.

(x)	Post retirement benefits

Suntech Japan, has a unfunded noncontributory defined benefit plan which applies to all directors and employees since the date of hire. Suntech Japan’s pension liability is calculated based on actuarial valuation. The Company is required to recognize in its balance sheet the funded status of a defined benefit postretirement plan, measure a defined benefit postretirement plan’s assets and obligations that determine its funded status as of the end of the employer’s fiscal year and recognize changes in the funded status of a defined benefit postretirement plan in comprehensive income in the year in which the changes occur.

(y)	Share-based compensation

The Company recognizes the services received in exchange for awards of equity instruments based on the grant-date fair value of the award. The estimated compensation cost is recognized ratably over the period the grantee is required to provide services per the conditions of the award. See Note 22, “Share Options and Restricted Shares”, for further details.

(z)	Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

(aa)	Net income per share

Basic income per share is computed by dividing income attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the year. Diluted income per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares and is calculated using the treasury stock method for stock options and warrants. Common equivalent shares for which the exercise price exceeds the average market price over the period have an anti-dilutive effect on earnings per share and, accordingly, are excluded from the calculation. The shares that would be issued upon the conversion of the Company’s 0.25% Convertible Senior Notes due in 2012, 3.0% Convertible Senior Notes due in 2013 and 5.0% Convertible Loan due in 2016 are included in the calculation of diluted earnings per share using the if-converted method if their inclusion is dilutive to earnings per share. See Note 15, “Convertible Notes”, for further details.

The following table sets forth the computation of basic and diluted income per share for the years indicated:

	Year Ended December 31,
	2008	2009	2010
	(In millions, except for per share data.)

Income available to ordinary shareholders	$32.4	$85.6	$236.9

Weighted average number of ordinary shares for the calculation of basic income per share	154.7	169.7	179.6
Effect of dilutive potential ordinary shares:
Share options and warrants	5.6	2.8	2.0

Weighted average number of ordinary shares for the calculation of diluted income per share	160.3	172.5	181.6

Basic income per share	$0.21	$0.50	$1.32

Diluted income per share	$0.20	$0.50	$1.30

The shares that would be issued upon the conversion of the Company’s 0.25% Convertible Senior Notes due in 2012, the Company’s 3.0% Convertible Senior Notes due in 2013 and the Company’s 5.0% Convertible Loan due in 2016 are excluded from the calculation of diluted earnings per share for 2008, 2009 and 2010 since the interest expense per share of these convertible instruments exceeds basic earnings per share and, therefore, they are anti-dilutive to earnings per share.

The following table sets forth the weighted average potentially dilutive securities excluded from the computation because their effect would have been anti-dilutive (in millions):

	Year Ended December 31,
	2008	2009	2010

0.25% Convertible Senior Notes due in 2012	10.2	5.5	0.6
3.0% Convertible Senior Notes due in 2013	11.1	14.0	14.0
5.0% Convertible Loan due in 2016	N/A	0.4	1.3

Total potentially dilutive securities	21.3	19.9	15.9

(ab)	Reclassifications

The consolidated financial statements for prior years reflect certain reclassifications to conform with current year presentation.

(ac)	Recently issued accounting pronouncements

In October 2009, the Financial Accounting Standards Board (“FASB”) published FASB Accounting Standards Update (“ASU”) 2009-13, Revenue Recognition (Topic 605) — Multiple-Deliverable Revenue Arrangements (“ASU 2009-13”). ASU 2009-13 addresses the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than as a combined unit. Specifically, this guidance amends the criteria in ASC Subtopic 605-25, Revenue Recognition-Multiple-Element Arrangements, for separating consideration in multiple-deliverable arrangements. This guidance establishes a selling price hierarchy for determining the selling price of a deliverable, which is based on: (a) vendor-specific objective evidence if available; (b) third-party evidence if vendor-specific objective is not available; or (c) estimated selling price if neither vendor-specific objective evidence nor third-party evidence is available. This guidance also eliminates the residual method of allocation and requires that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method. In addition, this guidance significantly expands required disclosures related to a vendor’s multiple-deliverable revenue arrangements. The provisions of ASU 2009-13 are effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted. Management believes that the adoption of ASU 2009-13 will not materially impact the Company.

In July 2010, the FASB issued ASU 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. This ASU requires an entity to provide disclosures on a disaggregated basis on two defined levels: (1) portfolio segment; and (2) class of financing receivable. It also includes additional disclosure requirements about financing receivables, including: (1) credit quality indicators of financing receivables at the end of the reporting period by class of financing receivables; (2) the aging of past due financing receivables at the end of the reporting period by class of financing receivables; and (3) the nature and extent of troubled debt restructurings that occurred during the period by class of financing receivables and their effect on the allowance for credit losses. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued ASU 2011-01, Deferral of the Effective Date of Disclosures about Troubled Debt Restructuring in Update No. 2010-20, which temporarily defers the effective date for disclosures about troubled debt restructurings (TDRs) by creditors until it finalizes its project on determining what constitutes a TDR for a creditor. The deferral in this amendment is effective upon issuance. The deferred TDR disclosures were slated to be effective in the first quarter of 2011. The guidance to apply the TDR disclosure requirements will be effective for periods ending on or after December 15, 2011. Management believes that the adoption of ASU 2010-20 will not materially impact the Company.

In December 2010, the FASB issued ASU 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations. The objective of this guidance is to address diversity in practice regarding the interpretation of the pro forma revenue and earnings disclosure requirements for business combinations. The amendments in this update specify that if a public entity presents comparative financial statements, the entity should disclosure revenue and earnings of the combined entity as though the business combination(s) that occurred during the year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments affect any public entity as defined by Topic 805 that enters into business combinations that are material on an individual or aggregated basis. The amendments will be effective for business combinations consummated in periods beginning after December 15, 2010 and should be applied prospectively as of the date of adoption. Early adoption is permitted. Management believes the adoption of ASU 2010-29 will not materially impact the Company.

In December 2010, the FASB issued ASU 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. The amendments in this ASU modify Step 1 so that for those reporting units with negative caryring amounts, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The guidance is effective for impairment tests performed during the fiscal years (and interim periods within those years) that begin after December 15, 2010. Management believes the adoption of ASU 2010-29 will not materially impact the Company.

Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2010
Fair Value of Financial Instruments [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS

3.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Recurring Change in Fair Value

The following table displays assets and liabilities measured on the Company’s consolidated balance sheet at fair value on a recurring basis subsequent to initial recognition:

	At December 31, 2010
Assets (Liabilities) in Millions	Total	Level 1	Level 2	Level 3

Available for sale investments	$6.1	$6.1	$—	$—
Cross currency forward exchange contracts — recorded as other financial assets	15.4	13.4	2.0	—
Cross currency forward exchange contracts — recorded as other financial liabilities	(56.1)	(36.6)	(19.5)	—

	$(34.6)	$(17.1)	$(17.5)	$—

	At December 31, 2009
Assets (Liabilities) in Millions	Total	Level 1	Level 2	Level 3

Available for sale investments	$6.3	$6.3	$—	$—
Cross currency forward exchange contracts — recorded as other financial assets	0.3	0.3	—	—
Cross currency forward exchange contracts — recorded as other financial liabilities	(8.1)	(1.3)	(6.8)	—

	$(1.5)	$5.3	$(6.8)	$—

The available for sale investment is recorded in long-term investments and currency forward contracts are recorded in other financial assets and other financial liabilities in the consolidated balance sheets as of December 31, 2009 and 2010. See Note 12, “Long-Term Investments,” and Note 17, “Other Financial Assets/Liabilities,” for further details.

Nonrecurring Change in Fair Value

The following table displays assets and liabilities measured at fair value on a non-recurring basis; that is, the instrument is not measured at fair value on an ongoing basis but is subject to fair value adjustments in certain circumstances (for example, when the Company recognizes an impairment charge).

The following table displays assets measured on the Company’s consolidated balance sheet at fair value on a non-recurring basis:

	Year ended December 31, 2010
					Total
Assets in Millions	Total	Level 1	Level 2	Level 3	(Losses)

Investment in affiliates:
— Shunda	$43.8	—	—	$43.8	$(82.3)
Property, Plant and Equipment:
— Shanghai thin-film production line	5.4	—	—	5.4	(54.6)
Intangible Assets:
— Kuttler patents and technology	—	—	—	—	(5.2)
Other non current assets	1.3	—	—	1.3	(3.2)

	$6.7	—	—	$6.7	$(63.0)

In 2010, there were other-than-temporary impairment of  $82.3 million charged against one of the Company’s investment in affiliates accounted for under the equity method,  $54.6 million related to its abandoned thin-film production line,  $5.2 million related to its abandoned patent and technology and  $3.2 million related to other non current assets, respectively. See Note 8, “Property, Plant and Equipment”, Note 11, “Investment in affiliates”, and Note 12, “Long-term Investments” for further details.

Valuation Classification

The following is a description of the fair value techniques used for instruments measured at fair value as well as the general classification of such instruments pursuant to the valuation hierarchy described in Note 2.

Available-for-Sale Investments — Investments in available for sale securities consist of equity shares of a NASDAQ listed company. The fair value is measured using the closing stock price from the exchange market as of the measurement date. It is classified as Level 1 valuation.

Derivatives — These are primarily plain-vanilla foreign currency forward contracts and foreign currency forward contracts with structure features, like knock-out rights, typically short-term in nature. Fair values are measured using quotes in active markets for identical assets when available, and are classified as Level 1. If quoted prices in active markets for identical assets are not available, the Company uses quotes obtained from professional pricing sources. The Company performs internal validation procedures on quotes from pricing sources using valuation techniques commonly used in the industry, and also considers the credit ratings of respective counterparties in determining the impact of risk of defaults on the valuation of derivative assets. The pricing models used by the Company take into account the contract terms as well as multiple inputs where applicable, such as interest rate yield curves, option volatility and currency rates. These fair value measurements are classified as Level 2, if these financial instruments fair values are based on inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities, or Level 3, if these financial instruments fair values are based on inputs that are unobservable and significant to the overall fair value measurement. During the year 2010, there was no change in level classifications.

Other Long-term Investment and Investment in Affiliates — The fair value is estimated using a discounted cash flow model, using unobservable inputs mainly including assumptions about expected future cash flows based on information supplied by the investee, degree of liquidity in the current credit markets and discount rate. Due to the lack of observable inputs, active markets or transparency to the underlying assets, the Company may rely on qualitative factors to estimate the fair values of the investments, including general macro-economic information and other data supplied by the investee. This fair value measurement is classified as Level 3.

The Company is also required to disclose the fair value of financial instruments that are not carried at fair value on the consolidated balance sheet.

The carrying amount of the Company’s outstanding convertible notes as of December 31, 2009 and 2010 was  $740.9 million and  $551.6 million, respectively. The estimated fair value of those debts, based on the market transaction information, was  $703.5 million and  $558.2 million, as of December 31, 2009 and 2010, respectively.

As of December 31, 2010, the carrying value of the Company’s cash and cash equivalents and restricted cash approximated their fair value and consist primarily of money market funds and bank deposits. The carrying value of short-term financial instruments, including short-term investments, accounts receivable and payable, income taxes payable, and short-term borrowing, approximates fair value because of the short-term maturity period. Long-term bank borrowings approximate their fair value since contracts were recently entered into or the embedded interest rates are normally adjusted to the market interest rates pursuant to the long-term bank borrowing agreements. Long-term loans to suppliers are measured based on an imputed interest rate which represents the suppliers’ average borrowing rate and therefore, approximates fair value.

Business Acquisitions	12 Months Ended
Dec. 31, 2010
Business Acquisitions [Abstract]
BUSINESS ACQUISITIONS

4.	BUSINESS ACQUISITIONS

a)	Rietech

In May 2008, the Company acquired an 18.0% equity interest in Glory Silicon Technology Investments (Hong Kong) Limited (BVI) (“Glory”) for total cash consideration of  $21.4 million. The Company accounted for this investment using the equity method of accounting due to the fact that the Company has significant influence on Glory’s operations. Since May 31, 2010, Glory was under reorganization to split its China mainland operation among its shareholders. Such split has been substantially completed as of December 31, 2010. As part of this reorganization, effective June 1, 2010, certain of Glory’s assets and liabilities were injected into a newly incorporated domestic Chinese entity, Rietech New Energy Investment Co., Ltd. (“ZJ Rietech”), which was co-owned by Suntech and two investors. From June through December 2010, the assets and liabilities injected into ZJ Rietech, or ZJ Rietech assets, were under joint control of the Company and two other investors and were legally isolated from the founder of Glory. In addition, the Company was contractually only entitled to the earnings or losses associated with the ZJ Rietech assets during this period based on the Company’s ownership interest in such assets. Therefore, the Company applied the equity method of accounting to the earnings to which it was entitled, as opposed to its direct ownership interest in Glory during this period. In December 2010, to shift from a pure-play cell and module manufacturer to a more vertically integrated producer of wafers, cells and modules, the Company acquired the equity interests that the two investors had in ZJ Rietech, Yangzhou Rietech Renewal Energy Company (“YZ Rietech”), Zhenjiang Ren De New Energy Science Technology Co., Ltd. (“ZJ Ren De”) and other non-operating entities. This acquisition of interests was accounted for as a business combination. In conjunction with the acquisition, the Company recognized a  $50.3 million gain on consolidation which is equivalent to the difference between the fair value of the equity investment previously held and its carrying value and recorded the amount in equity in net earnings (loss) of affiliates in the consolidated income statements. Given the purchase price allocation has not yet been completed, the value of long-lived and intangible assets, goodwill and, potentially, the fair value associated with the previous equity interest held, are subject to adjustment. Accordingly, upon finalization of the purchase price allocation, certain balance sheet accounts and the gain on disposition of the previously held equity interest included in these financial statements may change.

Purchase Price Consideration

The Company paid a total consideration of  $409.4 million, which consisted of  $123.4 million cash out,  $165.6 million settlement of certain assets and liabilities, and  $120.4 million of equity investments previously held. The Company allocated the purchase price of the acquired assets and liabilities based on their estimated fair values at the acquisition date, which is summarized in the following table (in millions):

Cash	$123.0
Restricted cash	8.9
Receivables and other current assets	11.4
Inventory	34.6
Property, plant and equipment	378.1
Other non current assets	5.6
Total tangible assets acquired	561.6

Payables and other liabilities	(213.2)
Bank borrowings	(156.0)
Deferred tax liabilities	(3.8)
Total liabilities assumed	(373.0)

Net tangible assets acquired	188.6

Customer relationship	5.5
Order backlog	5.9

Total intangible assets acquired	11.4

Investment in an affiliate	24.0
Goodwill	185.4

Total purchase consideration	$409.4

The Company recognized the acquired intangible assets — customer relationship order backlog, and the fair values of the intangible assets were calculated using the income approach. The customer relationship was valued as  $5.5 million, and will be fully amortized in 2.5 years from 2011 forward. The order backlog was valued as  $5.9 million, and will be fully amortized in 2011.

Goodwill, which represents the excess of the purchase price over the fair value of net tangible and identified intangible assets acquired, is not being amortized but is reviewed annually for impairment, or more frequently if impairment indicators arise. The goodwill mainly reflected the competitive advantages the Company expected to realize from Rietech’s standing in the wafer industry. The goodwill is non tax deduction.

Rietech’s results of operations have been included in the Company’s consolidated financial statements subsequent to the date of acquisition. The financial information in the table below summarizes the results of operations of the Company and Rietech, on a pro forma basis, as though the companies have been combined as of the beginning of each of the years presented:

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2010
	(unaudited)	(unaudited)

Pro forma revenue	1,739.3	2,965.3
Pro forma net income	94.6	258.4
Pro forma profit attributable to holders of common shares	94.5	257.4
Pro forma earnings per share:
Basic	0.56	1.43
Diluted	0.55	1.42
Weighted average number of shares used in computation:
Basic	169.7	179.6
Diluted	172.5	181.6

The unaudited, proforma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of each of the periods presented.

b)	CSG Solar AG

In order to enhance its research and development capabilities for thin film products, in 2009, the Company acquired technical expertise in this area through its acquisition of CSG Solar AG (“CSG”) in March 2009, in which the Company acquired a 76.7% equity interest for EUR 7.5 million (equivalent of  $10.3 million). In 2010, the Company further acquired 21.73% of the equity interest of CSG for EUR 3.0 million (equivalent of  $3.9 million).

The acquired assets and liabilities were recorded at their fair value at the date of acquisition as follows:

Net tangible assets assumed	$11.0
Bargain purchase gain	(0.7)

Total consideration	$10.3

Inventories	12 Months Ended
Dec. 31, 2010
Inventories [Abstract]
INVENTORIES

5.	INVENTORIES

Inventories consist of the following:

	At December 31,
	2009	2010

Raw materials	$57.1	$220.9
Work-in-process	4.3	8.0
Finished goods	218.7	329.3

	$280.1	$558.2

The Company recorded lower of cost or market provisions for inventories of  $50.0 million,  $59.1 million, and  $28.9 million during the years ended December 31, 2008, 2009 and 2010, respectively. A total amount of  $7.0 million,  $5.8 million and  $0.1 million was charged as provision for purchase commitments during the year ended December 31, 2008, 2009 and 2010, respectively, which was recorded in other current liabilities.

Accounts Receivable and Other Receivables	12 Months Ended
Dec. 31, 2010
Accounts Receivable and Other Receivables [Abstract]
ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

6.	ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

Accounts receivables are recognized and carried at the original invoice amount less allowance for any doubtful accounts. The Company establishes an allowance for doubtful accounts primarily based on the age of the receivables and factors surrounding the credit risk of specific customers. The Company made provisions for doubtful accounts in the aggregate amount of  $15.8 million, negative  $0.1 million and  $18.5 million during the years ended December 31, 2008, 2009 and 2010, respectively. Bad debts are written off as incurred.

Analysis of allowances for accounts receivable is as follows:

	At December 31,
	2009	2010

Beginning of the year	$4.5	$4.8
Allowances made during the year	1.8	5.9
Write off	(1.5)	—

Closing balance	$4.8	$10.7

Analysis of allowances for other receivable is as follows:

	At December 31,
	2009	2010

Beginning of the year	$12.1	$11.7
Allowances made during the year	(0.4)	15.0
Write off	—	(2.4)

Closing balance	$11.7	$24.3

Included within the accounts receivable, there was a EUR 76.8 million (equivalent of  $110.2 million) and EUR 7.8 million (equivalent of  $10.4 million) balance from investee companies of Global Solar Fund (“GSF Investees”) as of December 31 2009 and 2010. Sales to GSF Investees are made with similar sales terms as those offered to third parties and follow the same revenue recognition policy. Total sales to GSF Investees were EUR 91.0 million (equivalent of  $115.8 million) and EUR 157.0 million (equivalent of  $197.4 million) during the years ended December 31, 2009 and 2010, respectively. The Company conducted a thorough credit review process before agreeing to the credit terms provided to GSF Investees, which process also considered the availability of financing support from Global Solar Fund to its investee companies.

From time to time, the Company enters into accounts receivables factoring agreements with unaffiliated financial institutions. The Company has accounted for these contracts of accounts receivables factoring as sales where the entire credit risk is transferred to the factoring company. Such receivables are excluded from the assets in the Company’s balance sheet. During 2009 and 2010, the Company sold trade account receivables aggregating  $178.6 million and  $332.4 million with total discount of  $0.9 million and  $4.0 million recorded in interest expense, respectively. The Company’s ability to sell such receivables to these financial institutions on current terms and conditions is uncertain and is dependent on the creditworthiness of the customers involved, the credit risks in the specific countries concerned and the institutions’ policies from time to time.

Other receivables represents non-trade receivables from third parties, net of specific provision for doubtful accounts such as receivables from a third party leasing company for certain sale and lease back transactions, refundable deposits as bidding guarantees, and other miscellaneous non-trade receivables.

Short-Term Investments	12 Months Ended
Dec. 31, 2010
Short-Term Investments [Abstract]
SHORT-TERM INVESTMENTS

7.	SHORT-TERM INVESTMENTS

During the year ended December 31, 2009, the Company entered into four principal protected structured deposit (“Structured Deposit”) arrangements amounting to  $200 million, which were linked to the Euro/U.S. Dollar exchange rate performance. The Structured Deposit provided principal protection if the Company held the deposits until the short-term stated maturity date which was February 8 or Feb 11, 2010. The Structured Deposit was classified as a held-to-maturity investment and recorded at amortized cost. All investments were held until maturity in 2010.

Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

8.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

	At December 31,
	2009	2010

Cost
Land	$5.0	$5.2
Buildings	278.8	392.4
Leasehold improvements	10.4	15.8
Machinery and equipment	404.3	813.0
Furniture, fixtures and electronic equipment	46.4	65.5
Motor vehicles	2.3	3.2

	747.2	1,295.1

Accumulated amortization	(134.6)	(242.9)

	612.6	1,052.2

Construction in process	165.0	274.0
Property, plant and equipment, net	$777.6	$1,326.2

Depreciation expense was  $34.9 million,  $58.2 million and  $76.9 million for the years ended December 31, 2008, 2009 and 2010, respectively. Capitalized interest was  $3.4 million,  $9.0 million and  $4.9 million for the year ended December 31, 2008, 2009 and 2010, respectively.

Construction in process primarily represents the construction of wafer processing plants and expansion of existing PV cell capacities.

Due to the rapid cost reduction and improving competitiveness of crystalline silicon solar panels, during the second quarter of 2010, the Company started to restructure operations at its Shanghai facility to focus on the manufacture of crystalline silicon solar cells. As part of the restructuring, the Company has ceased the plan to manufacture amorphous silicon thin film solar panels. As a result, the Company recognized a thin film equipment impairment charge from abandonment of related assets of approximately  $54.6 million.

The Company conducts a significant portion of its operations from leased machinery and equipment in Wuxi and Shanghai and a portion of these arrangements are in forms of sales and leaseback. The deferred loss from the sales and leaseback arrangements are immaterial. See Note 19, “Capital lease obligations”, for further details.

Intangible Assets, Net	12 Months Ended
Dec. 31, 2010
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET

9.	INTANGIBLE ASSETS, NET

The following tables present details of the Company’s acquired developed technology and other intangibles (in millions):

	Gross
	Carrying	Accumulated
As of December 31, 2010	Amount	Amortization	Net

Acquired Technical Knowhow	$2.3	$(1.8)	$0.5
Acquired developed technology	41.2	(7.2)	34.0
Acquired Customer Relationships	33.8	(14.0)	19.8
Other intangible assets	9.7	(2.2)	7.5

Total intangibles assets subject to amortization	87.0	(25.2)	61.8
Trade name	94.2	—	94.2

Total intangible assets, net	$181.2	$(25.2)	$156.0

	Gross
	Carrying	Accumulated
As of December 31, 2009	Amount	Amortization	Net

Acquired Technical Knowhow	$2.2	$(1.6)	$0.6
Acquired developed technology	44.0	(5.9)	38.1
Acquired Customer Relationships	26.3	(10.3)	16.0
Other intangible assets	4.5	(2.2)	2.3

Total intangible assets subject to amortization	77.0	(20.0)	57.0
Trade name	83.8	—	83.8

Total intangible assets, net	$160.8	$(20.0)	$140.8

Amortization expense for the years ended December 31, 2008, 2009 and 2010 were  $6.7 million,  $8.2 million and  $7.4 million, respectively.

For each of the next five years, annual amortization expenses of the above intangible assets will be approximately  $15.0 million,  $8.7 million,  $6.5 million,  $5.4 million and  $5.1 million for the years ended December 31, 2011, 2012, 2013, 2014 and 2015, respectively

Goodwill	12 Months Ended
Dec. 31, 2010
Goodwill [Abstract]
GOODWILL

10.	GOODWILL

The carrying amount of goodwill for the years ended December 31, 2009 and 2010 were as follows:

	2009	2010

Beginning of year	$87.6	$86.1
Goodwill acquired during the year	—	185.4
Translation	(1.5)	6.5

Ending of year	$86.1	$278.0

Impairment tests performed in 2009 and 2010 did not result in any adjustments to the carrying value of goodwill. The goodwill acquired in 2010 is mainly due from the acquisition of Rietech. See Note 4, “Business Combination” for further details.

Investments in Affiliates	12 Months Ended
Dec. 31, 2010
Investments in Affiliates [Abstract]
INVESTMENTS IN AFFILIATES

11.	INVESTMENTS IN AFFILIATES

Investments in affiliates are accounted for by equity method of accounting, and consist of the following:

	At December 31,
	2009		2010
	Carrying	Ownership	Carrying	Ownership
	Value	Percentage	Value	Percentage
		(%)		(%)

Glory(1)	$34.6	18.0	$ N/A	N/A
Shunda(2)	100.4	15.8	43.8	36.7
Global Solar Fund(3)	86.5	86.0	463.5	86.0
Gemini Solar(4)
Development and Gemini Fund I	0.3	50.0	—	—
Gemini AE	0.4	50.0	—	—
Yunnan Diantou(5)	3.5	24.0	—	—
Asia Silicon(6)	19.8	20.0	—	—
Guoxin Suntech(7)	1.4	49.0	1.8	49.0
Zhongjieneng Suntech(8)	1.5	20.0	1.6	20.0
Ningxia Diantou Suntech(9)	2.6	49.0	2.7	49.0
Huadian Ningdong(10)	0.4	40.0	2.3	40.0
Wuxi Sun-Shine(11)	—	—	30.2	40.0

Total	$251.4		$545.9

(1)	See Note 4 “Business Acquisitions” for further details.

(2)	In May 2008, the Company acquired 15.8% equity interest, comprised of convertible preferred stock, in Shunda Holdings Co., Ltd. (Cayman) (“Shunda”) for total cash consideration of $101.9 million. In May 2009, the Company converted all these preferred shares into ordinary shares with the equity interest remaining unchanged. The Company accounts for this investment using the equity method of accounting due to the fact that the Company has significant influence on Shunda’s operations.

In the second quarter of 2010, triggered by multiple debt defaults and burgeoning illiquidity from extensive debt obligations, Shunda’s creditors called outstanding loans due. Shunda immediately underwent a reorganization. As a result, the investment was evaluated for impairment. The Company performed valuations of investment in Shunda using both the income approach and market approach which supported an other-than-temporary impairment. As a result of that evaluation, the Company recorded an impairment charge of approximately $90.3 million, including a total write-down of $8.0 million in prepayments. Factors which the Company considered in determining that the investment was other-than-temporarily impaired included the financial condition and near-term prospects of Shundawhose operations has been significantly impacted due to the liquidity issue and thus, impairing the earnings’ potential of the investment to the Company.

In December 2010, the Company assigned an additional $24.0 million value to its total investment in Shunda as a result of the purchase price allocation for an additional 20.85% equity interest acquired as discussed in Note 4 (a).

(3)	In June 2008, the Company acquired 86.0% share equity of Global Solar Fund, S.C.A., SICAR (“GSF”) as a limited partner and committed to contribute total cash consideration of EUR 258.0 million (equivalent of $364.6 million). The general partner of GSF is Global Solar Fund Parners S.ar.l., and Mr. Javier Romero serves as the Category A manager of the general partner. Mr. Romero served as a non-executive representative and sales agent of the Company where he facilitated sales of the PV products in Spain until March 2009. In connection therewith, services he provided included collaborating in the identification of business opportunities, providing support in developing good relations between the Company and customers, introducing the Company’s personnel before representatives of the customers, advising in the preparation and negotiation of offers and contracts, and collaborating with the Company in the development of price policies in Spain. GSF is an investment fund created to make investments in private companies that own or develop projects in the solar energy sector. Best (Regent) Asia Group Ltd., a company ultimately held by Dr. Zhengrong Shi, Chairman and CEO of the Company, holds an investment amounting to a 10.67% equity interest in GSF. Dr. Shi and Mr. Stuart Wenham, Chief Technology Officer of the Company, are members of GSF’s board of managers. The Company has a 50% voting interest in GSF and capital calls require the approval of at least one of the Company’s representatives on the board of managers. The Company accounts for its investment in GSF using the equity method of accounting. GSF is subject to investment company accounting under AICPA investment company guidelines, and is accounting for its investments in investee companies at fair value. As such, GSF records its investments at fair value and recognizes changes in the fair value of such investments in earnings. Accordingly, under the equity method of accounting, the Company records its proportionate share of earnings of GSF, which includes the aforementioned changes in fair value, in its consolidated results of operations. The Company’s total EUR 258.0 million commitment is payable upon capital calls. As of December 31, 2009 and 2010, the Company had made aggregative capital call payments of EUR 74.6 million (equivalent of $103.3 million) and EUR 155.7 million (equivalent of $215.9 million). The Company’s remaining capital call commitment was EUR 183.4 million (equivalent of $263.1 million) and EUR 102.3 million (equivalent of $136.7 million) as of December 31, 2009 and 2010, respectively. As of December 31, 2009 and December 31, 2010, GSF had a total of seven and seven investee companies and had made aggregate commitments to such investee companies totaling EUR 24.0 million (equivalent of $34.4 million) and EUR22.1 million (equivalent of $29.5 million), respectively.

(4)	In September 2008 and April 2009, the Company established three joint ventures, Gemini Solar Development Company LLC (U.S.) (“Gemini DevCo”), Gemini Fund I Manager LLC (U.S.) (“Gemini Fund I”) and Gemini AE Solar LLC (U.S.) (“Gemini AE”), for total cash consideration of $0.7 million. The investments in Gemini DevCo, Gemini Fund I and Gemini AE were disposed in 2010 at cost with no material gain or loss recognized.

(5)	In October 2008, the Company commited to acquire a 24.0% equity interest in Yunnan Diantou New Energy Development Co., Ltd. (PRC) (“Yunnan Diantou”) for total cash consideration of $17.6 million, of which $3.5 million has been paid as of December 31, 2009. This investment was disposed in 2010 at cost with no material gain or loss recognized.

(6)	During 2009, the Company acquired 20% of the equity interest of Asia Silicon Co., Ltd. (BVI)(“Asia Silicon”) for total consideration of $17.5 million. The investment in Asia Silicon was disposed in December 2010 for cash consideration of $23.9 million and the Company recorded a $4.1 million gain. In March 2010, the Company issued a letter of comfort to Standard Chartered Bank (China) Limited Shanghai Branch, or Standard Chartered, in connection with a RMB500 million facility being provided by the bank to Asia Silicon (Qinghai) Co., Ltd., or Asia Silicon Qinghai, which was a related party. Pursuant to the letter of comfort, the Company has indicated that it would not permit Asia Silicon to enter into liquidation or enter into any arrangement with its creditors without its liabilities to Standard Chartered being completely discharged, the Company’s undertaking applied to any new or additional facilities which may be made available to Asia Silicon Qinghai thereafter by Standard Chartered, and it would not dispose of any shares in Asia Silicon Qinghai without first having received the written consent of Standard Chartered or having ensured that Asia Silicon Qinghai’s liability to Standard Chartered is discharged in full. The Company has received the written consent of Standard Chartered, the creditor of Asia Silicon, for its disposal of investment in Asia Silicon and complied with the comfort letter issued by the Company in March 2010. As of December 31, 2010, the Company has amended the original polysilicon materials supply agreements with Asia Silicon, details of which are discussed in Note 25, “Related Parties Transactions and Balances”.

(7)	In March 2009, the Company established JiangSu Guoxin Suntech Solar Power Generation Co., Ltd. (“Guoxin Suntech”) with a total cash consideration of $1.4 million with a joint venture partner.

(8)	In August 2009, the Company established Zhongjieneng-Suntech Shizuishan Solar Power Co., Ltd (“Zhongjieneng Suntech”) with a total cash consideration of $1.4 million with a joint venture partner.

(9)	In December 2009, the Company established Ningxia Diantou Suntech Solar Power Co., Ltd. (“Ningxia Diantou Suntech”) with a total cash consideration of $2.6 million with a joint venture partner.

(10)	In December 2009, the Company acquired a 40% equity interest in a joint venture, Huadian Ningxia Ningdong Suntech Solar Power Co., Ltd. (“Ningdong Suntech”), for total cash consideration of $2.2 million, of which $0.4 million was paid in 2009 and the remaining $1.8 million was paid in 2010.

(11)	In November 2010, the Company acquired a 40% equity interest in a newly established joint venture, Wuxi Sun-shine Power Co., Ltd. (“Wuxi Sun-shine”) for total cash consideration of $39.6 million, of which $30.0 million in total was paid in 2010. The remaining $9.6 million will be paid by November 2012.

Summarized financial information for significant non-consolidated equity method investments, representing 100% of the respective amounts included in the companies’ financial statements, is as follow:

Aggregated income statement data

For Fiscal year	2009	2010

Net operating revenue	$622.5	$318.4
Gross profit	113.4	58.7
Operating income	83.4	15.7
Net income	$34.4	$329.8

Balance sheet data

As of December 31	2009	2010

Current assets	$482.3	$421.2
Non-current assets	790.7	885.1
Current liabilities	719.7	498.3
Non-current liabilities	$215.8	$2.0

Long-Term Investments	12 Months Ended
Dec. 31, 2010
Long-Term Investments [Abstract]
LONG-TERM INVESTMENTS

12.	LONG-TERM INVESTMENTS

Long-term investments consist of  $47.5 million equity investments accounted for by the cost method, and  $6.1 million investment classified as available-for-sale.

The Cost method equity investments are as follows:

	At December 31,
	2009		2010
	Carrying	Ownership	Carrying	Ownership
	Value	Percentage	Value	Percentage
		(%)		(%)

Xi’an Longi(1)	$7.3	4.7	$7.3	4.4
Nitol(2)	40.0	11.5	40.0	11.5
Huadian Dongtai Suntech(3)	0.2	10.0	0.2	10.0

Total	$47.5		$47.5

(1)	In May 2008, the Company acquired a 5% equity interest in Xi’an Longi Silicon Material Limited (“Xi’an Longi”) for total cash consideration of $7.3 million. This equity interest was slightly diluted to 4.7% and 4.4% as of December 31, 2009 and 2010, respectively.

(2)	In 2008, the Company acquired a 14.0% equity interest in Nitol Solar Limited (“Nitol”) for total cash consideration of $100 million. The investment was evaluated for impairment because of an adverse change in the market condition of companies in the PV solar industry as of December 31, 2008. Factors which the Company considered in determining that the investment was other-than-temporarily impaired, included a significant deterioration in Nitol’s earnings performance since the investment was made, significant adverse changes in the global economy and solar market conditions, Nitol’s activities in seeking significant additional financing to finance working capital needs, and the values at which subsequent equity transactions at Nitol were made. In addition, the Company performed valuations of the investment in Nitol using both the income approach and market approach, which supported an other-than-temporary impairment. As a result of that evaluation, the Company recorded an impairment charge of $60.0 million as of December 31, 2008. Based on the Company’s evaluation of the near-term prospects of the investee, the Company believes that no additional impairment is needed as of December 31, 2009 and 2010. The ownership has been diluted into 11.5% as of December 31, 2009 and 2010 after the debt restructuring of the investee in May 2009.

(3)	In November 2009, the Company acquired a 10% equity interest in “Huadian Dongtai Suntech Power Co., Ltd “(“Huadian Dongtai Suntech”) for total cash consideration of $0.2 million.

During March 2008, the Company acquired an 11.7% equity interest in Hoku Science Inc. (“Hoku”), a NASDAQ listed company, for total cash consideration of  $20.0 million. The Company does not have any voting interest in the investee, and accounted for this investment as available-for-sale. For the year ended December 31, 2008, an unrealized loss of  $13.8 million was recorded in other expenses as other-than-temporary impairment based on the Company’s evaluation. Factors which were considered in determining that the investment was other-than-temporarily impaired included the inability of the Company to continue to assert that it would hold the investment until recovery given the significant market changes in polysilicon supply and demand, the decline in the stock price of Hoku Scientific, the lengthy time period for which Hoku’s stock price has been below the Company’s investment cost, and the lack of strong evidence to refute the severity and duration of the decline. In December 2009, Tianwei New Energy Holdings Co. Ltd. acquired approximately 33 million shares of Hoku, diluting the Company’s equity interest of Hoku to approximately 4.19%. The  $6.3 million and  $6.1 million balance represents the fair value of the investment as of December 31, 2009 and 2010, respectively, and  $0.1 million unrealized gain and  $0.2 million unrealized loss was recognized in other comprehensive income during the years ended December 31, 2009 and 2010, respectively. No further impairment is deemed necessary for this investment based on the Company’s evaluation as of December 31, 2010.

Long-Term Prepayments	12 Months Ended
Dec. 31, 2010
Long-Term Prepayments [Abstract]
LONG-TERM PREPAYMENTS

13.	LONG-TERM PREPAYMENTS

Long-term prepayments consist of the following:

	At December 31,
	2009	2010

Warrants granted to supplier B	$102.9	$95.3
Long-term prepayments to suppliers	84.5	117.8
Others	0.7	0.7

Total	$188.1	$213.8

On July 25, 2006, the Company entered into a 10-year supply agreement with supplier B, under which the Company has a “take or pay” obligation to purchase the minimum annual quantities over a 10-year period, starting from January 1, 2007, at a fixed price. The Company granted to the supplier a warrant to purchase 7,359,636 ordinary shares of the Company. The exercise price was set at  $27.97 per warrant share. This warrant vested on the grant date and is exercisable in five separate 20% annual increments, with the first 20% annual increment being on January 1, 2008.

The fair market value of warrants of  $117.8 million was determined on the grant date through the Black-Scholes option pricing model using the following assumptions.

At July 25,
2006

Average risk-free rate of return	5.559%
Weighted average expected holding period of the Warrant	5.94 years
Volatility rate	68%
Dividend yield	0%

The fair value of the warrant was initially recorded as a long-term prepayment with a corresponding increase in equity, and is being amortized over the life of the supply contract, which is 10 years, based on the actual delivery volume over the total contracted delivery volume, starting January 2007. The Company recognized the amortization of warrant costs of  $4.8 million,  $7.5 million and  $7.6 million for the years ended December 31, 2008, 2009 and 2010, respectively, which is included in cost of revenues. The unamortized outstanding balance was  $95.3 million as of December 31, 2010.

Long-Term Loans To A Supplier	12 Months Ended
Dec. 31, 2010
Long-Term Loans To A Supplier [Abstract]
LONG-TERM LOANS TO A SUPPLIER

14.	LONG-TERM LOANS TO A SUPPLIER

As part of the agreement specified in Note 13 “Long-term Prepayments”, an aggregate amount of  $625 million in loans was committed to Supplier B with a drawdown period of eleven years starting from 2007, as a means of securing the Company’s obligations to the supplier. The supplier shall use the loan to expand its manufacturing capacity, and is required to repay 97% of the prior years’ loan principal over the follow two years, 50% in each year. Aggregately, the loan shall be repaid by the supplier, without interest, up to the amount of  $606.3 million (97% of the aggregate loan amount). The 3% difference between the loan payment and loan payback is being amortized to cost of revenues over the contract term. The loan payment and loan payback amounts for each year are fixed according to a schedule agreed to by both parties, and are as follows:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
Contract Year	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	Total
Loan payment	$87.5	$25.0	$37.5	$50.0	$75.0	$75.0	$75.0	$125.0	$75.0	$0	$0	$625.0
Loan payback	$0	$42.4	$54.6	$30.3	$42.4	$60.6	$72.8	$72.8	$97.0	$97.0	$36.4	$606.3

If the Company fails to purchase the yearly minimum quantities in any contract year under the “take or pay” provisions, the supplier may retain a portion of the loan up to the purchase shortfall. During the year ended December 31, 2009, the Company received a repayment of  $54.6 million from Supplier B and loaned Supplier B of  $37.5 million. No repayment and receipt occurred in 2010 as the Company is under negotiation with this supplier to amend the this agreement. The outstanding principal amount of the loan due from this supplier was  $53.0 million as of December 31, 2010. Imputed interest was computed using a weighted average interest rate of 2.2% for comparable long-term supplier borrowings. A total of  $8.4 million has been accrued and charged as imputed interest income for the interest free loan as of December 31, 2010 and amortized imputed interest income recorded as cost of revenue amounts to  $2.0 million,  $2.4 million and  $2.9 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Convertible Notes	12 Months Ended
Dec. 31, 2010
Convertible Notes [Abstract]
CONVERTIBLE NOTES

15.	CONVERTIBLE NOTES

	At December 31,
	2009	2010

2012 Convertible Notes
—Principal amount	$225.0	$3.8
—Unamortized debt discount	(1.5)	—
2013 Convertible Notes
—Principal amount	575.0	575.0
—Unamortized debt discount	(107.2)	(76.9)
IFC Convertible Loan
—Principal amount	50.0	50.0
—Unamortized debt discount	(0.9)	(0.8)
Others
—Principal amount	0.5	0.5
—Unamortized debt discount	—	—

Total	$740.9	$551.6

Description of the 2012 Convertible Notes

In February 2007, the Company issued, in a private placement,  $425 million aggregate principal amount of Convertible Senior Notes due February 15, 2012, with an interest rate of 0.25% (“2012 Notes”). Each  $1,000 principal amount of the 2012 Notes is initially convertible into 20.5074 American Depository Shares (“ADS”), par value  $0.01 per share, at a conversion price of  $48.76, subject to adjustment. The 2012 Notes are convertible, at the option of the holder, prior to February 15, 2010, upon occurrence of specified events, including, but not limited to, a change in control or, if after any calendar quarter ending after March 31, 2008, (1) the closing sales price of the Company’s ADSs for each of 20 or more trading days in a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter exceeds 120% of the conversion price of the 2012 Notes in effect on the last trading day of the immediately preceding calendar quarter; (2) the 2012 Notes will be convertible during the five consecutive business days immediately after any five consecutive trading day period (the “note measurement period”) if the average trading price per  $1,000 principal amount of the notes during the note measurement period was equal to or less than 97% of their average conversion value during the note measurement period; (3) the 2012 Notes will be convertible upon the occurrence of specified corporate transactions as defined in the agreement; (4) the 2012 Notes will be convertible if the Company has called the notes for redemption; and (5) the notes will be convertible from, and including, January 15, 2010 to, and including, the third business day preceding February 15, 2010, and from, and including, November 15, 2011 to, and including, the third business day preceding their maturity date. On the issuance date, February 12, 2007, the initial purchasers exercised their over-allotment option to purchase an additional  $75 million of the 2012 Notes, solely to cover over-allotments.

On or after February 15, 2010, the holders have the right to require the Company to repurchase all or a portion of their notes at a price equal to 100% of the principal amount of 2012 Notes to be repurchased, plus accrued and unpaid interest and liquidated damages, if any, to the repurchase date. The Company will have the right to redeem the 2012 Notes in whole or in part, at any time or from time to time, on or after February 15, 2010 at a redemption price equal to 100% of the principal amount of the 2012 Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. Interest on the 2012 Notes is paid semi-annually in arrears on February 15 and August 15 of each year, beginning on August 15, 2007.

The Company calculated the value of the liability component of its 2012 Notes and the 2013 Notes described below at initial recognition using the discount rate adjustment present value technique, which is a form of the income approach. This amount is then deducted from the initial proceeds to arrive at the value of the equity component. The discount rates used in this income approach are the interest rates of similar liabilities that do not have an associated equity component. The Company estimated the interest rates for the 2012 Notes using a benchmark of a basket of comparable companies with publicly traded debt or an index of companies with a similar credit rating. For the 2013 Notes, in addition to the interest rates of comparable companies, the Company also referred to its own 2012 Notes. The estimated interest rates for the 2012 Notes and the 2013 Notes were 8.28% per annum and 9.88% per annum, respectively.

The equity component for the 2012 Notes amounted to  $92.0 million. The discount on the liability component is amortized through interest expense from February 2007 to the first put date, or January 2010, using the effective interest method. Amortization of the discount on the liability component amounted to  $34.6 million,  $20.0 million and  $1.5 million for the year ended December 31, 2008, 2009 and 2010, respectively.

In December 2008, the Company repurchased  $93.8 million aggregate principal amount of 2012 Notes for total cash consideration of  $61.0 million. Deferred offering expenses of  $8.4 million were written off along with the repurchase of 2012 Senior Notes. The Company recorded a  $23.8 million gain in other income.

In 2009, the Company repurchased  $181.2 million aggregate principal amount of 2012 Notes for total cash consideration of  $159.6 million. Deferred offering expenses of  $12.2 million were written off along with the repurchase transaction. The Company recorded a  $9.5 million gain was recorded in other income.

In 2010, the Company repurchased  $221.2 million aggregate principal amount of 2012 Notes for total cash consideration of  $221.2 million. The remaining deferred offering expenses of  $1.5 million were written off along with the repurchase transaction. As of December 31, 2010 there is  $3.8 million outstanding principal amount of 2012 Notes.

Description of the 2013 Convertible Notes

In March 2008, the Company issued, in another private placement,  $500 million aggregate principal amount of Convertible Senior Notes due March 15, 2013, with an interest rate of 3.0% (“2013 Notes”). Each  $1,000 principal amount of the 2013 Notes will initially be convertible into 24.3153 American Depository Shares, or ADSs, par value  $.01 per share, at a conversion price of  $41.13 per ADS only under the following circumstances: (1) if the closing price of the Company’s ADSs reaches specified thresholds, (2) if the trading price of the notes falls below specified thresholds, (3) if specified corporate transactions occur or (4) during specified periods, except that in lieu of delivering the Company’s ADSs upon conversion, the Company may elect to deliver cash or a combination of cash and the Company’s ADSs. On the issuance date, March 12, 2008, the initial purchasers exercised their over-allotment option to purchase an additional  $75 million of the 2013 Notes, solely to cover over-allotments.

The 2013 Notes are senior unsecured obligations and rank equally with all of the Company’s existing and future senior unsecured indebtedness. The 2013 notes are effectively subordinated to all of the Company’s existing and future secured indebtedness and all existing and future liabilities of the Company’s subsidiaries, including trade payables. Interest is payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2008.

The equity component for the 2013 Notes amounted to  $140.7 million and is being amortized through interest expense from March 2008 to the maturity date, or February 2013, using the effective interest method. Amortization of the discount on the liability component amounted to  $20.9 million,  $27.5 million and  $30.3 million during the years ended December 31, 2008, 2009 and 2010, respectively.

Description of the IFC Convertible Notes

In June 2009, the Company entered into a  $50 million convertible loan arrangement with International Financial Corporation (“IFC”), a member of the World Bank Group, to support the Company’s transition to the high efficiency Pluto technology and debt refinancing requirements. The convertible loan has a fixed rate coupon of 5.0% per annum payable on June 15 and December 15 in each year. If not converted, the loan will be repayable in full seven years after the date of drawdown (“Maturity Date”), which was July 2009. The conversion price of the loan is  $18.00 per ADS (“Conversion Rate”),. IFC may at its option convert the Loan in whole or in part, at any time prior to the Maturity Date, into ADSs at the Conversion Rate.

Bank Borrowings	12 Months Ended
Dec. 31, 2010
Bank Borrowings [Abstract]
BANK BORROWINGS

16.	BANK BORROWINGS

	At December 31,
	2009	2010

Bank borrowings	$938.4	$1,564.1

Analysis as:
Short-term	797.2	1,339.1
Long-term, current portion	3.2	61.7

Subtotal	800.4	1,400.8
Long-term portion	138.0	163.3

Total	$938.4	$1,564.1

As of December 31, 2010, the principal maturities of debt are as follows, which includes the 0.25% Convertible Senior Notes of  $3.8 million due 2012 and the 3.00% Convertible Senior Notes of  $575.0 million due 2013.

Maturity	Amount

2011	$1,404.6
2012	72.5
2013	44.3
2014	620.0
2015	—
After 2015	1.5

Total	$2,142.9

The Company’s bank borrowings bore an annual average interest rate of 4.27% and 4.88% for short-term borrowings and 3.95% and 4.58% for long-term borrowings in 2009 and 2010, respectively. These loans were borrowed from various financial institutions. A total amount of  $213.9 million of these loans are restricted to purchase fixed assets as of December 31, 2010. Some borrowings contain financial covenants, such as maintaining a certain level of current ratio, quick ratio and liability to asset ratio , and all of the covenants were met as of December 31, 2010. These facilities contain no specific renewal terms but the Company has traditionally negotiated renewal of certain of the facilities shortly before they mature. A summary of the Company’s material borrowing arrangements is as follows:

In December 2009, the Company entered into a credit facility with Bank of China, which is restricted to the purchase of fixed assets. The maximum borrowing amount of the facility is  $45.5 million (RMB 300 million), of which  $3.8 million (RMB 25 million) was drawn down in December 2009 bearing an interest rate of 5.4% per annum, and another  $8.3 million (RMB 55 million) was drawn down in March 2010 bearing an interest rate of 4.86% per annum. The total amount available for future draw down under the facility was  $33.4 million as of December 31, 2010.

In February 2009, the Company entered into a two year long-term loan facility agreement in the aggregate principal amount of  $11.7 million (RMB80 million) with China Construction Bank. The borrowing does not require any collateral or guarantee. All of the facility was drawn down and bore interest at 4.50% per annum as of December 31, 2009. The facility was repaid in 2010.

In April 2009, the Company entered into a five year syndicated loan facility agreement led by China Development Bank and Bank of China. Such facility is restricted to the purchase of fixed assets, has a maximum borrowing amount of  $198.5 million, bears interest at 6-month LIBOR plus 3.5% per annum and contains certain financial covenants. The Company was in compliance with all covenants as of December 31, 2010. The facility is secured by the Company’s existing fixed assets. The Company drew down  $118.5 million of this facility in 2009, of which  $1.5M has been paid as of December 31, 2010.

In May 2010, the Company entered into a three year credit loan facility agreement with Bank of China. Such facility is restricted to the purchase of fixed assets, and has a maximum borrowing amount of  $54.3 million (RMB 358 million) and bears interest of 4.86% per annum. The Company drew down  $42.9 million (RMB 283 million) 2010.

In October 2010, the Company entered into a three-year long term loan facility agreement with Bank of Shanghai. Such facility is restricted to the purchase of fixed assets and has a maximum borrowing amount of  $60.7 million (RMB 400 million). None of the credit facility had been drawn down as of December 31, 2010.

In December 2010, the Company entered into a one year loan facility agreement with China Development Bank. Such facility is for utilization in daily operations, has a maximum borrowing amount of  $220 million (RMB 1,450 million), bears interest at the 3-month LIBOR plus 2.6% per annum and contains certain financial covenants. The Company was in compliance with all covenants as of December 31, 2010. The Company has drawn down  $205 million of the loan by December 31, 2010.

In December 2010, the Company entered into another five year long-term loan facility agreement with China Development Bank. Such facility is restricted to the purchase of fixed assets, has a maximum borrowing amount of  $60 million (RMB 395 million), bears interest at the 6 month LIBOR plus 3.3% per annum and contains certain financial covenants. The Company was in compliance all covenants as of December 31, 2010. The Company had drawn down  $20 million of the loan by December 31, 2010.

Other Financial Assets Liabilities	12 Months Ended
Dec. 31, 2010
Other Financial Assets Liabilities [Abstract]
OTHER FINANCIAL ASSETS LIABILITIES

17.	OTHER FINANCIAL ASSETS/LIABILITIES

The following the outstanding notional balances and the estimated fair value of the Company’s foreign-currency forward exchange contracts as of December 31, 2009 and 2010:

	As of December 31,
	2009		2010
	Notional	Estimated	Notional	Estimated
	Amount	Fair Value	Amount	Fair Value

Foreign exchange forward contracts:
Deliverable contracts:
Under cash flow hedge	$—	$—	$628.2	$(22.4)
Not under cash flow hedge	145.6	(7.8)	1,411.2	(18.3)
Non deliverable contracts	—	—	18.0	(0.1)
Non deliverable options	—	—	120.0	0.1

Total foreign-currency exchange forward contracts	$145.6	$(7.8)	$2,177.4	$(40.7)

Other financial assets are classified as:
Current		$0.3		$15.4
Non-current		—		—

		$0.3		$15.4
Other financial liabilities are classified as:
Current		(8.1)		(56.1)
Non-current		—		—

		(8.1)		(56.1)

Total		$(7.8)		$(40.7)

The Company recorded foreign-currency forward exchange losses not under hedge accounting of  $9.3 million,  $8.0 million and  $49.8 million in other income (expense) net for the years ended December 31, 2008, 2009 and 2010, respectively. The Company qualified for cash flow hedge accounting for a portion of the forward contracts entered into in 2008 and 2010 with a total notional amount of  $183.8 million and  $628.2 million, respectively. A total amount of  $4.8 million unrealized loss associated with those forward contracts entered into in 2008 recorded in other comprehensive income as of December 31, 2008 was settled in 2009 and then recognized in other income (expense) net. No forward contracts outstanding as of December 31, 2009 qualified for hedge accounting. A total amount of  $19.0 million unrealized loss associated with forward contracts entered into in 2010 was recorded in other comprehensive income as of December 31, 2010 and will be settled and recognized into other income (expense) net in 2011.

Accrued Warranty Costs	12 Months Ended
Dec. 31, 2010
Accrued Warranty Costs [Abstract]
ACCRUED WARRANTY COSTS

18.	ACCRUED WARRANTY COSTS

The Company’s accrued warranty costs are based on the Company’s best estimates of product failure rates and costs to repair. The movement of the Company’s accrued warranty costs is summarized below:

	At December 31,
	2009	2010

Beginning balance	$41.4	$55.2
Warranty provision	16.8	28.8
Warranty costs incurred	(3.0)	(3.0)

Ending balance	$55.2	$81.0

Additionally, a few of the customers have requested post-sales obligations. These obligations have primarily consisted of (i) guaranteeing minimum system output for a certain period of time, normally less than two years, which require the Company to compensate the customer for losses if the system output is lower than the minimum requirement; and (ii) providing certain post-sales system quality warranty for a certain period of time, normally less than 2 years. The Company evaluates the potential warranty expense and records a warranty accrual at the time when the revenue is recognized as 1% of the revenue and believes its warranty accrual is sufficient.

Capital Lease Obligations	12 Months Ended
Dec. 31, 2010
Capital Lease Obligations [Abstract]
CAPITAL LEASE OBLIGATIONS

19.	CAPITAL LEASE OBLIGATIONS

The Company conducts a major part of its operations under leased machinery and equipment in Japan, and part of its operations under leased plants in China. The Company has entered into leases for building, machinery and equipment with payment terms varying from three to 12 years. All of the leases of building, machinery and equipment are classified as capital leases and expire over the next 12 years. The following is an analysis of the leased property under capital lease by major classes:

December 31,
2010

Building	$43.7
Machinery and equipment	105.6
Furniture, fixtures and equipment	2.6

Total	151.9
Less: Accumulated depreciation	(52.6)

Total	$99.3

The following is a schedule of future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of December 31, 2010:

At December 31,
2010

2011	$31.8
2012	44.3
2013	45.2
2014	14.0
2015	6.4
Later years	28.6

Total minimum lease payments	170.3
Less: Amount representing interest	(31.2)

Present value of net minimum lease payments	$139.1

Analysis as:
Current	31.8
Non-current	138.5

$170.3

The above capital lease obligations are included in other current liabilities and other long-term liabilities in the balance sheet.

Mainland China Contribution Plan And Profit Appropriation	12 Months Ended
Dec. 31, 2010
Mainland China Contribution Plan and Profit Appropriation [Abstract]
MAINLAND CHINA CONTRIBUTION PLAN AND PROFIT APPROPRIATION

20.	MAINLAND CHINA CONTRIBUTION PLAN AND PROFIT APPROPRIATION

(a)	China Contribution Plan

Full time employees of the Company in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Company to accrue for these benefits based on a certain percentage of the employees’ salaries. The total contribution for such employee benefits was  $5.2 million,  $6.5 million and  $22.5 million for the years ended December 31, 2008, 2009 and 2010, respectively. The Company has no further obligations subsequent to payment of these amounts to the PRC government.

(b)	Statutory Reserves

Pursuant to laws applicable to entities incorporated in the PRC, the subsidiaries of the Company in the PRC must make appropriations from after-tax profit to non-distributable reserve funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires an appropriation of 10% of after tax profit (in accordance with relevant PRC Company Law and regulations and the Articles of Association of the Company’s PRC subsidiaries); the other fund appropriations are at the subsidiaries’ discretion. These reserve funds can only be used for specific purposes of enterprise expansion and staff bonus and welfare and are not distributable as cash dividends. The appropriation made by the Company’s PRC subsidiaries in 2008, 2009 and 2010 was  $1.8 million,  $30.7 million and  $0.5 million, respectively.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Employee Benefit Plans [Abstract]
EMPLOYEE BENEFIT PLANS

21.	EMPLOYEE BENEFIT PLANS

As described in note 20 (a), employees of the Company located in the PRC are covered by the retirement schemes defined by local practice and regulations, which are essentially defined contribution schemes.

The Company has an unfunded noncontributory defined benefit pension plan that covers its Japanese employees and directors. The plan provides defined benefits based on years of service and final monthly pensionable salary. The Company uses a December 31 measurement date for this plan. The unfunded retirement benefit pension plan covers substantially all of its employees of Suntech Japan and certain subsidiaries.

This noncontributory plan mainly represents the Employees’ Pension Fund (“EPF”) plan, composed of the substitutional portions based on the pay-related part of the old age pension benefits prescribed by the Welfare Pension Insurance Law in Japan and the corporate portions based on non-contributory defined benefit pension arrangements established at the discretion of the Company and its subsidiaries. There are no plan assets in this plan. The amount of net periodic EPF costs and accrued pension cost at December 31, 2009 and 2010 were immaterial.

Share Options and Restricted Shares	12 Months Ended
Dec. 31, 2010
Share Options and Restricted Shares [Abstract]
SHARE OPTIONS AND RESTRICTED SHARES

22.	SHARE OPTIONS AND RESTRICTED SHARES

In April 2005, the Company adopted a stock option scheme (the “Option Plan”) which allows the Company to offer a variety of incentive awards to employees, directors and consultants of the Company to provide grants of share-based compensation as incentives and rewards to encourage employees, officers, consultants and directors in the long-term success of the Company. As of December 31, 2010, options to purchase up to 18.5 million ordinary shares are authorized under the Option Plan. Share options are granted to employees at exercise prices equal to the fair market value of ordinary shares on the date of grant and have a term of five years. Generally, share option grants to employees vest over three years from date of grant while certain options granted vest immediately. Restricted shares are granted to employees at exercise prices equal to zero and generally vest over 1 to 5 years. The Company issues new shares of common stock upon the issuance of restricted stock and the exercise of stock options. As of December 31, 2010, options to purchase 16.2 million ordinary shares were granted, 0.8 million of those options and restricted shares were exercised and 0.1 million of those options and restricted shares were forfeited during the year ended December 31, 2010. In 2009, 5.0 million shares were authorized and available for further grants of share-based awards, and no such shares were authorized during year 2010.

Share-based compensation cost was approximately  $11.4 million,  $6.6 million and  $14.9 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Options to Employees and Non-employees

On April 19, 2010, the Company extended the expiry period of 3.9 million share options from 5 years to 10 years. As of December 31, 2010, all these options that affected were fully vested. This modification caused a total  $1.5 million incremental compensation cost for the year ended December 31, 2010.

A summary of the option activity and information regarding options outstanding as of December 31, 2010 is as follows:

			Weighted Average	Aggregate
	Number of	Weighted Average	Remaining	Intrinsic
	Options	Exercise Price	Contract Life	Value
	(In millions, except price and contract life data)

Options outstanding on January 1, 2010	4.0	8.886
Forfeited	—
Exercised	(0.1)	6.340

Options outstanding on December 31, 2010	3.9	8.967	4.8 years	3.8

Options vested at December 31, 2010	3.9	8.967	4.8 years	3.8

Options exercisable at December 31, 2010	3.9	8.967	4.8 years	3.8

No options were granted to employees during the years ended December 31, 2009 and 2010, respectively.

The total fair value of options vested for the years ended December 31, 2008, 2009 and 2010 was  $17.6 million,  $1.3 million and nil, respectively.

As of December 31, 2010, all outstanding options were vested therefore, the share-based compensation expense had all been recognized, and there was no unrecognized compensation expense related to unvested share-based compensation arrangements granted under the Option Plan.

The Company uses the Black-Scholes option-pricing model to estimate the fair value of each non-qualified stock option grant. The use of a valuation model requires the Company to make certain assumptions with respect to selected model inputs. Expected volatility is calculated based on the historical volatility of the Company’s stock price. In accordance with the current accounting guidance, for all share-based compensation awards granted after December 31, 2007, the average expected life is based on the contractual term of the option and expected employee exercise and post-vesting employment termination behavior. Currently, it is based on the simplified approach. The risk-free interest rate is based on US Treasury zero-coupon issues with a remaining term equal to the expected life assumed at the date of the grant.

Restricted Shares to Employees

The Company granted 1.4 million, 1.6 million and 1.6 million restricted shares during the years ended December 31, 2008, 2009 and 2010, respectively, with an aggregate grant-date fair value of approximately  $15.5 million,  $21.8 million and  $13.2 million, respectively. During the years ended December 31, 2008, 2009 and 2010, 99,900, 142,605 and 707,051 shares of restricted stock were vested with a total grant date fair value of  $3.6 million,  $3.8 million and  $10.7 million, respectively.

These shares were granted in anticipation of services to be provided during the respective vesting periods. The Company recorded the fair value of unvested shares equal to the market price on the date of grant with related compensation expense recognized over the vesting period. Until vested, the Restricted Shares are not transferable and may not be sold, pledged or otherwise transferred.

The following table summarizes the activity of unvested restricted stock shares (“Share-Based Awards”) during the year ended December 31, 2010:

	Number of	Weighted Average
	Restricted Shares	Fair Value at Grant Date
	(In millions, except price data)

Unvested at January 1, 2010	2.9	$15.26
Granted	1.6	8.27
Vested	(0.7)	15.18
Forfeited	(0.1)	13.73

Unvested at December 31, 2010	3.7	$12.30

As of December 31, 2010, there was  $24.1 million of total unrecognized compensation cost related to unvested restricted shares to be recognized over a weighted-average period of 3.95 years.

Other (Expense) Income	12 Months Ended
Dec. 31, 2010
Other (Expense) Income [Abstract]
OTHER (EXPENSE) INCOME

23.	OTHER (EXPENSE) INCOME

	Year Ended December 31,
	2008	2009	2010

Government grants	$2.2	$0.7	$1.2
Loss on financial derivatives	(9.3)	(8.0)	(49.8)
Investment income (loss)	(5.5)	—	—
Convertible notes repurchase gain	23.8	9.5	—
Foreign currency exchange gain (loss), net	(14.4)	8.6	(46.7)
Investment impairment losses	(73.8)	—	—
Other	0.3	0.4	0.9

	$(76.7)	$11.2	$(94.4)

Tax Expense	12 Months Ended
Dec. 31, 2010
Tax Expense [Abstract]
TAX EXPENSE

24.	TAX EXPENSE

The tax (expense) benefit comprises:

	Year Ended December 31,
	2008	2009	2010

Current Tax	$(21.8)	$(8.5)	$64.2
Deferred Tax	20.2	6.0	(40.4)

	$(1.6)	$(2.5)	$(23.8)

Suntech Power is a tax exempted company incorporated in the Cayman Islands.

Power Solar BVI and Bright Path are tax exempted companies incorporated in the BVI.

Suntech Japan is subject to Japan’s corporate (national), inhabitants and enterprise (local) taxes which, when aggregated, result in a normal effective statutory tax rate of approximately 41%.

Suntech Swiss is located in Switzerland and is subject to a federal corporate income tax rate of approximately 6%.

Suntech America is subject to US federal corporate income tax rate of 35% and California’s income tax rate of approximately 9%.

Kuttler is incorporated in Germany and is subject to a 30% corporate tax rate.

Wuxi Suntech is governed by the Foreign Income Tax Law of PRC (“Foreign Income Tax Laws”). The standard statutory income tax rate in the PRC changed to 25% from 33% on January 1, 2008. Although the “2-year exemption and 3-year 50% tax deduction” tax preference expired at the end of 2007, Wuxi Suntech received preferential tax treatment as a “High and New Technology Enterprise” (“HNTE”), effective from September 24, 2008, from the relevant tax authorities on December 1, 2008. It is entitled to a preferential tax rate of 15% for three years ended September 24, 2011. Whether Wuxi Suntech can be qualified for HNTE afterwards is uncertain, therefore, the Company calculated the deferred tax to be realized in and after 2011 using the tax rate of 25%. If Wuxi Suntech can renew the title of HNTE on September 24, 2011 and afterwards, the deferred tax asset will decrease by  $14.0 million.

Luoyang Suntech is located in Luoyang’s High and New Technology Zone and is subject to a 25% statutory income tax rate. As a manufacturing oriented Foreign Invested Enterprise (“FIE”), it is exempt from income taxes for its first two profitable years of operation after taking into account any tax losses carried forward from prior years (from 2008 to 2009), and a 50% tax deduction for the succeeding three years thereafter (from 2010 to 2011). Luoyang Suntech received preferential tax treatment as a HNTE from the relevant tax authorities on December 30, 2009.

Shenzhen Suntech is located in the Shenzhen Special Zone and as was established before the promulgation date of the new EIT Law and were entitled to a preferential lower tax rate of 15%. Shenzhen Suntech was provided a five-year transition period starting from the effective date of the new Enterprise Income Tax Law (“EIT Law”). 2009 was the first transition year and the uniform tax rates in 2009, 2010, 2011 and 2012 were 18%, 20%, 22% and 24% respectively.

SEE is incorporated in China and subject to an income tax rate of 25%.

Kuttler Automation Systems (Suzhou) Co., Ltd is in China and has been approved to be qualified as a “High and New Technology Enterprise” (“HNTE”) in April 2010. As a result, it is entitled to a preferential enterprise income tax rate of 15%.

Uncertain tax positions

According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is 10 years. There is no statute of limitations in the case of tax evasion. From inception to 2010, the Company, excluding the US subsidiaries, is subject to examination of the PRC tax authorities. The Company classifies interest and penalties associated with taxes as income tax expense. Such charges were immaterial in 2009.

The U.S. subsidiary’s federal income tax returns for 2008, 2009 and 2010 and Maryland state income tax returns for 2008 through 2010 are open tax years, subject to examination by the relevant tax authorities.

The Company recognized additional liabilities related to unrecognized tax benefits totaling  $2.0 million during year 2010 as a result of its income generated through module sales made through Suntech Swiss to European countries. The liabilities were classified as long term taxes payable in the accompanying consolidated balance sheets. A reconciliation of the Company’s unrecognized tax benefit from January 1, 2010 to December 31, 2010 is provided in the following table.

	2008	2009	2010

Beginning of year	$0.8	$1.0	$1.0
Addition	—	—	2.0
Translation	0.2	0	0.1

Ending of year	$1.0	$1.0	$3.1

The principal components of the deferred income tax assets and liabilities are as follows:

	At December 31,
	2009		2010
	Assets	Liabilities	Assets	Liabilities

Net loss carried forward	$25.9	$—	$28.7	$—
Accrued warranty costs	12.9	—	17.0	—
Depreciation of property, plant and equipment	6.8	—	4.3	(1.0)
Provision for inventories and purchase commitments	4.4	—	3.9	—
Provision for pension	1.5	—	1.3	—
Provision for doubtful accounts	1.1	—	—	—
Government grant	1.1	—	2.2	—
Pre-operating expense	1.3	—	0.1	—
Sales commission fee	1.0	—	1.1	—
Accrued other expenses	2.9	—	5.1	—
Intangible assets	0.1	(55.0)	—	(55.7)
Accrual Payroll	—	—	5.9	—
Unrealized fair value adjustments	1.4	—	6.1	—
Unrealized investment gain	—	—	—	(4.7)
Impairment of long-lived assets	—	—	14.1	—
Others	0.3	—	2.4	—

	60.7	(55.0)	92.2	(61.4)
Valuation allowance	(28.0)	—	(23. 8)	—

	$32.7	$(55.0)	$68.4	$(61.4)

Deferred tax assets/(liabilities) are analyzed as:
Current	$10.8	$—	$29.3	$(6.7)
Non-current	21.9	(55.0)	39.1	(54.7)

Total	$32.7	$(55.0)	$68.4	$(61.4)

The Company considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, the Company believe it is more likely than not that the Company will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2010. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry-forward period are reduced.

In accordance with the EIT Law, dividends, which arise from profits of foreign invested enterprises (“FIEs”) earned after January 1, 2009, are subject to a 10% withholding income tax. In addition, under certain tax treaties between the PRC and Hong Kong, if the foreign investor is incorporated in Hong Kong and qualifies as the beneficial owner, the applicable withholding tax rate is reduced to 5%, if the investor holds at least 25% in the FIE, or 10%, if the investor holds less than 25% in the FIE. A deferred tax liability should be recognized for the undistributed profits of PRC companies unless the Company has sufficient evidence to demonstrate that the undistributed dividends will be reinvested and the remittance of the dividends will be postponed indefinitely. The Company certified that the undistributed earnings of the Group’s PRC subsidiaries of  $304.3 million as of December 31, 2010 is permanently reinvested, therefore, no provision for PRC dividend withholding tax has been provided thereon.

The effective income tax rate differs from the PRC enterprise income rate of 25% for the reason set forth as follows:

	Year Ended December 31,
	2008	2009	2010

PRC Enterprise Income tax	25%	25%	25%
Effect of different tax rate of subsidiaries	21%	(11)%	(46)%
Losses with no tax benefit	47%	19%	96%
Other expenses not deductible for tax purpose	47%	5%	18%
Other income not taxable	(4)%	(2)%	(2)%
Tax exemption and tax relief granted to the Company	(130)%	(34)%	(39)%
Deferred tax effect due to tax rate change	(1)%	1%	(9)%

Valuation allowance	—	—	(7)%

Effective income tax rate(1)(2)	5%	3%	36%

(1)	The denominator used to calculate the effective tax rate for year 2010 is the total of (a) Earnings before income taxes, noncontrolling interest and equity in net earnings (loss) of affiliates of $10.9 million and (b) a taxable equity gain of $56.1 million included in total equity in net earnings (loss) of affiliates of $250.8 million in the consolidated income statement.

(2)	The increase of effective income tax rate for the year ended December 31, 2010 is primarily due to a significant increase of taxable income of Wuxi Suntech as a result of the nondeductability of certain sales concession.

The aggregate amount and per share effect of tax holidays are as follows:

	Year Ended December 31,
	2008	2009	2010

The aggregate dollar effect (in millions)	$41.5	$31.9	$27.2

Per share effect — basic	$0.27	$0.19	$0.15

Per share effect — diluted	$0.24	$0.19	$0.15

Related Party Transactions and Balances	12 Months Ended
Dec. 31, 2010
Related Party Transactions and Balances [Abstract]
RELATED PARTY TRANSACTIONS AND BALANCES

25.	RELATED PARTY TRANSACTIONS AND BALANCES

Due to the significant impact of the transactions between the Company and Investee Companies of GSF on the financial statements, the Company has separately disclosed the transaction amount and balance with them in the face of consolidated financial statement and Note 6, “Account receivable and other receivable”. Other than this, the Company has the following related party transactions.

The balances due from related parties include prepayments for material procurement from Shunda, Glory, Xi’an Longi, Hoku, Asia Silicon, Nitol and Wuxi Sun-shine, module sales receivable from Ningxia Zhongjieneng, Huadian Ningdong and Jiangsu Dongtai, and other receivables from Wuxi Wontech, Infigen Suntech Australia and Suntech Macao. The balances are as follows:

	At December 31
	Current		Non-current
	2009	2010	2009	2010

Amounts due from related parties
Shunda	$50.6	$7.8	$4.1	$—
Glory	77.4	—	122.9	—
Xi’an Longi	12.4	1.9	3.5	15.5
Nitol	1.1	1.0	9.2	9.2
Hoku	—	—	2.1	2.0
Asia Silicon(2)	26.1	15.0	51.8	67.4
Ningxia Zhongjieneng	15.1	1.1	—	—
Huadain Ningdong	2.8	—	—	—
Wuxi Sun-shine	—	24.2	—	—
Jiangsu Dongtai	—	3.6	—	—
Suntech Macao	—	0.1	—	—
Wuxi Wontech	—	0.1	—	—
Infigen Suntech Australia	—	0.3	—	—

	$185.5	$55.1	$193.6	$94.1

Balances due to related parties include payables to Shunda, Asia Silicon, Xi’an Longi and Wuxi Sun-shine for purchases of materials, advance from Huadian Ningdong, other payable to Gemini Solar, and advances from senior management. The advances from senior management are unsecured, interest free and have no fixed repayment terms. The balances due are as follows:

	At December 31
	2009	2010

Amount due to related parties
Shunda	$6.5	$2.1
Senior management	0.7	0.5
Xi’an Longi	6.7	4.1
Gemini Solar(3)	0.1	N/A
Asia Silicon(2)	—	77.7
Huadian Ningdong	—	2.8
Wuxi Sun-shine	N/A	6.7

	$14.0	$93.9

Related Party Transactions

Other than the transactions with Investee Companies of GSF, as mentioned above, the Company has the following related party transactions

	Transaction	Year Ended December 31,
Name of Related Party	Nature	2008	2009	2010

GCL Silicon(1)	Purchases	31.0	N/A	N/A
Shunda	Purchases	16.9	118.3	167.6
	Sales	3.6	6.9	—
Glory	Purchases	63.7	101.0	72.1
	Sales	—	11.3	8.9
Longi	Purchases	24.4	75.6	243.9
	Sales	—	10.8	4.6
Hoku	Sales	4.1	—	—
Nitol	Purchases	—	0.2	0.8
Guoxin Huai’an	Sales	N/A	2.1	3.1
Ningxia Diantou	Sales	N/A	7.1	1.2
Ningxia Zhongjieneng	Sales	N/A	20.2	14.6
Ningxia Huadian	Sales	N/A	5.9	17.1
Jiangsu Huadian	Sales	N/A	N/A	23.4
Asia Silicon(2)	Purchases	—	—	76.9
Wuxi Sun-shine	Sales	N/A	N/A	6.7
	Purchases	N/A	N/A	5.9

Total	Purchases	$136.0	$295.1	$567.2

	Sales	$7.7	$64.3	$79.6

(1)	GCL Silicon was no longer a related party to the Company as of December 31, 2008.

(2)	Asia Silicon was still deemed as a related party to the Company as of December 31, 2010 as Dr. Shi is a director of Asia Silicon.

(3)	Gemini Solar was no longer a related party to the Company as of December 31 2010, since the disposal of the investment in Gemini in 2010. See Note 11, “Investments in Affiliates”, for further detail.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

26.	COMMITMENTS AND CONTINGENCIES

a)	Operating lease commitments

The Company has operating lease agreements for its office properties. Such leases have remaining terms ranging from 12 to 24 months and are renewable upon negotiation. Lease expense was  $2.5 million,  $3.5 million and  $4.3 million for the years ended December 31, 2008, 2009 and 2010, respectively.

Future minimum lease payments under non-cancellable operating lease agreements at December 31, 2010 are as follows:

Twelve Months Ending December 31:

2011	$0.8
2012	0.8
2013	0.6
2014	0.6
2015 and forward	0.2

Total	$3.0

b)	Commitments

As of December 31, 2010, commitments outstanding for the purchase of property, plant and equipment approximated  $256.3 million, majority of which will be fulfilled in 2011. The Company entered into several short-term purchase agreements other than those long-term obligations disclosed in c) with certain suppliers whereby the Company is committed to purchase a minimum amount of raw materials to be used in the manufacture of its products. As of December 31, 2010, future minimum purchases remaining under these agreements approximated  $900.2 million.

c)	Long-term obligation

In order to secure adequate and timely supply of polysilicon and silicon wafers during the recent periods of shortages of polysilicon and silicon wafer supplies, the Company entered into a number of multi-year supply agreements from 2006 through 2010.

A portion of the Company’s multi-year supply agreements are structured as “take or pay” arrangements which allow the supplier to invoice the Company for the full purchase price of polysilicon or silicon wafers the Company is obligated to purchase each year at predetermined prices, whether or not the Company actually ordered the required volume (in millions), purchase obligations under “take or pay” arrangements are as follows:

Twelve Months Ending December 31:

2011	$775
2012	1,107
2013	1,152
2014	1,262
2015	1,445
Thereafter	2,326

Total	$8,067

Besides the “take or pay” arrangements, future minimum obligations under other long-term supply agreements, for which prices are generally negotiated annually, are as follows (based on market prices as of December 31, 2010):

Twelve Months Ending December 31:

2010	$1,140
2011	1,375
2012	1,368
2013	903
2014	780
Thereafter	1,935

Total	$7,501

Legal matters

The Company is a party to legal matters and claims that are normal in the course of its operations. While the Company believes that the ultimate outcome of these matters will not have a material adverse effect on our financial position, results of operations or cash flows, the outcome of these matters is not determinable with certainty and negative outcomes may adversely affect the Company.

The Company is the defendant in litigation involving a competitor claiming approximately EUR16.4 million equivalent of  $21.3 million from alleged breach through 2008 of a solar cell supply contract. The Company has filed formal defense in December 2010 and the first hearing is scheduled for the end of May 2011. Since there is not sufficient information available to the Company to determine the likelyhood of loss, the Company did not accrue the contingent liability as of December 31, 2010.

d)	Guarantee to GSF investee companies

In May 2010, a third party financial institution granted a debt facility of approximately EUR 554.2 million to the GSF investee companies for which the Company provided a guarantee. GSF Capital Pte Ltd., the parent of the general partner of GSF and an unrelated party, offered to pledge a total amount of EUR 560.0 million in German Government Bonds as security for the Company’s obligations under the guarantee.

The German Government Bonds that are pledged are registered in the name of, and held by, GSF Capital Pte Ltd. The Company has entered into a pledge agreement with GSF Capital Pte Ltd. with respect to the German Government Bonds pursuant to which the Company has the right (among other things), in the event any amounts owed under the project financing facility guaranteed by the Company are not paid by the GSF investee company, to exercise the power to sell or otherwise dispose of the German Government Bonds without further notice to GSF Capital Pte Ltd., and apply the proceeds thereof towards the satisfaction of the secured liabilities. The fair value of the debt guarantee was approximately EUR 2 million as of the effective date of this guarantee. This debt guarantee is recorded as part of the investment in Global Solar Fund, see “Note 11, Investments In Affiliates”, and will be amortized into equity in net earnings (losses) of affiliates through the term of the guarantee. The carrying amount of the guarantee was  $1.8 million as of December 31, 2010.

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information [Abstract]
SEGMENT INFORMATION

27.	SEGMENT INFORMATION

The Company operates in a single business segment that includes the design, development and manufacture of PV products. The following table summarizes the Company’s net revenues generated from different geographic locations:

	Year Ended December 31,
	2008	2009	2010

Europe:
— Germany	$570.9	$701.8	$818.5
— Spain	718.7	61.1	86.5
— Italy	117.1	200.1	473.9
— France	—	108.4	223.0
— Others	86.5	182.1	315.8

Europe Total	1,493.2	1,253.5	1,917.7
China	134.9	75.7	154.0
South Africa	1.9	1.7	8.4
USA	142.7	160.4	443.3
Japan	6.7	81.6	134.2
Others	144.1	120.4	244.3

Total net revenues	$1,923.5	$1,693.3	$2,901.9

The following table summarizes the Company’s allocable long-lived assets, including property plant and equipment, certain intangible assets, long-term investments, long-term prepayment, long-term loan to suppliers, long-term deferred expenses, long-term amount due from related parties and other non-current assets, by geographic locations:

	As of December 31,
	2009	2010

China	$911.3	$1,530.4
Japan	$120.2	$133.7
Europe	$94.5	$105.0

Major Customers	12 Months Ended
Dec. 31, 2010
Major Customers [Abstract]
MAJOR CUSTOMERS

28.	MAJOR CUSTOMERS

No customer accounted for more than 10% of total revenue in the years ended December 31, 2008, 2009 and 2010.

The customer holding the largest accounts receivable represents 13%, 16% and 5% of the total accounts receivable at December 31, 2008, 2009 and 2010, respectively. The customer holding the second largest accounts receivable balance represents 8%, 12% and 4% of the accounts receivable balance at December 31, 2008, 2009 and 2010, respectively.

Restricted Assets	12 Months Ended
Dec. 31, 2010
Restricted Assets [Abstract]
RESTRICTED ASSETS

29.	RESTRICTED ASSETS

Relevant PRC laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of their related earnings, if any, as determined in accordance with PRC accounting standards and regulations. As a result of these PRC laws and regulations, the Company’s PRC subsidiaries are restricted in their abilities to transfer a portion of their net assets either in the form of dividends, loans or advance, which restricted portion amounted to  $791.3 million as of December 31, 2010. This amount is made up of the registered equity of the Group’s PRC subsidiaries and the statutory reserves disclosed in Note 20.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

30.  SUBSEQUENT EVENTS

In March 2011, the Company terminated its sales and leaseback arrangement related to its thin-film production line in Shanghai by paying the outstanding future lease payments of  $29.8 million.

Financial Information of Parent Company	12 Months Ended
Dec. 31, 2010
Financial Information of Parent Company [Abstract]
FINANCIAL INFORMATION OF PARENT COMPANY

FINANCIAL INFORMATION OF PARENT COMPANY

BALANCE SHEETS

	December 31,
	2009	2010
	(In millions, except per share data.)

ASSETS
Current assets:
Cash and cash equivalents	$130.1	$14.8
Restricted cash	—	27.9
Short-term investments	200.8	—
Amounts due from related parties — current	1,219.2	1,490.4
Other current assets	0.3	0.3

Total current assets	1,550.4	1,533.4
Investments in affiliates	693.3	1,051.3
Long-term prepayments	102.9	95.3
Long-term loans to suppliers	54.7	53.0
Amounts due from related parties deemed to be financial assets	133.9	—

TOTAL ASSETS	$2,535.2	2,733.0

LIABILITIES AND EQUITY
Current liabilities:
Amounts due to related parties	$187.5	$306.0
Current portion of convertible notes	223.5	—
Other current liabilities	9.2	5.9

Total current liabilities	420.2	311.9
Convertible notes	516.9	551.2
Other non-current liabilities	—	2.2

Total liabilities	937.1	865.3
Equity:
Ordinary shares, par value $0.01, 500,000,000 shares authorized, 179,240,971 and 180,071,575 shares issued, respectively	1.8	1.8
Additional paid-in capital	1,114.7	1,134.8
Retained earnings	416.7	653.6
Other Comprehensive reserve	64.9	77.5

Total equity	1,598.1	1,867.7
Non-controlling interest	—	—
Total Equity	1,598.1	1,867.7

TOTAL LIABILITIES AND EQUITY	$2,535.2	2,733.0

FINANCIAL INFORMATION OF PARENT COMPANY

INCOME STATEMENT

	Years Ended December 31,
	2008	2009	2010
	(In millions, except per share data.)

Cost of revenues	$9.0	$9.9	$10.5
Selling expenses	0.5	—	—
General and administrative expenses	5.8	(0.5)	(0.5)
Research and development expenses	0.2	0.8	0.2

Total operating expenses	6.5	0.3	(0.3)

Loss from operations	(15.5)	(10.2)	(10.2)
Interest expense	(70.5)	(66.6)	(51.9)
Interest income	15.6	4.7	2.0
Other (expense) income, net	20.2	11.9	(7.5)

Loss before income taxes, and equity in earnings of affiliates	(50.2)	(60.2)	(67.6)
Tax expense, net	—	—	—
Equity in earnings of affiliates, net of taxes	82.6	145.8	304.5

Net income (loss) attributable to holders of ordinary shares	$32.4	$85.6	$236.9

FINANCIAL INFORMATION OF PARENT COMPANY

STATEMENTS OF SHAREHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

	Ordinary		Additional		Other
	Shares		Paid-in	Retained	Comprehensive	Total	Comprehensive
	Number	$	Capital	Earnings	Income	Equity	Income
	(In millions, except per share data.)

Balance at December 31, 2007	153.1	$1.53	$622.8	$298.7	$31.6	$954.6
New issuance of ADS	1.3	0.01	51.6	—	—	51.6	$—
Exercise of stock options and restricted shares	1.5	0.02	3.3	—	—	3.4	—
Adjustment for adoption of ASC470-20	—	—	140.7	(55.8)	—	84.9	(55.8)
Share based compensation	—	—	11.4	—	—	11.4
Other change in equity			—	—	31.8	31.8	31.8
Net income	—	—	—	88.2	—	88.2	88.2

Balance at December 31, 2008	155.9	$1.56	$829.8	$331.1	$63.4	$1,225.9	$64.2
New issuance of ADS	23.0	0.23	276.9			277.1	—
Exercise of stock options and restricted shares	0.3	0.01	1.4	—	—	1.4	—
Share based compensation	—	—	6.6	—	—	6.6
Other change in equity	—	—	—	—	1.5	1.5	1.5
Net income	—	—	—	85.6	—	85.6	85.6

Balance at December 31, 2009	179.2	$1.8	$1,114.7	$416.7	$64.9	$1,598.1	$87.1
Exercise of stock options and restricted shares	0.8	—	0.8	—	—	0.8
Share based compensation	—	—	14.9	—	—	14.9
Other change in equity	—	—	4.4	—	12.6	17.0	12.6
Net income	—	—	—	236.9	—	236.9	236.9

Balance at December 31, 2010	180.0	1.8	1,134.8	653.6	77.5	1,867.7	249.5

SUNTECH POWER HOLDINGS CO., LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2008	2009	2010
	(In millions)

Operating activities:
Net income	$32.4	$85.6	$236.9
Adjustments to reconcile net income to net cash used in operating activities:
Amortization of debt discount	48.9	47.5	32.0
Gain on convertible notes repurchase	(32.8)	(9.5)	—
Amortization of long-term prepayments	4.9	7.6	7.6
Equity in earnings of affiliates	(82.6)	(145.8)	(304.1)
Gain on short-term investments	—	(0.8)	—
Loss (gain) on financial derivatives, net	(2.5)	(0.8)	(0.1)
Imputed interest income for loan to suppliers and long-term prepayment to suppliers deemed to be financial assets	(8.2)	(1.2)	(1.2)
Amortization of imputed interest income	2.0	3.5	2.8
Changes in operating assets and liabilities:
Amounts due from related parties	(830.7)	(43.5)	(137.3)
Advances to suppliers	—	(0.3)	—
Other current assets	(0.1)	0.1	—
Interest free loans to suppliers	17.4	16.7	0.4
Other payables	8.9	(2.9)	(0.9)
Amounts due to related parties	93.8	25.1	118.5
Other long-term liabilities	—	2.6	—

Net cash used in operating activities	(748.6)	(16.1)	(45.4)

Investing activities:
Purchase (Proceed) of investment securities	51.1	(200.0)	(20.0)
Net proceeds from redemption of financial derivatives	(2.6)	(0.3)	(2.3)
Other net proceeds from investments	—	—	200.8
(Increase) decrease in restricted cash	(20.3)	20.3	(27.9)

Net cash (used in) provided by investing activities	28.2	(180.0)	150.6

Financing activities:
Proceeds from exercise of stock options	3.4	1.4	0.7
Gross proceeds from issuance of ordinary shares	51.6	287.5	—
Offering expense incurred	—	(10.4)	—
Proceeds from issuance of convertible notes	575.0	50.0	—
Payment of convertible notes issuance expenses	(61.0)	(0.9)	—
Payment of convertible notes repurchase	—	(159.6)	(221.2)

Net cash provided by financing activities	569.0	168.0	(220.5)

Net increase (decrease) in cash and cash equivalents	(151.4)	(28.1)	(115.3)
Cash and cash equivalents at the beginning of the year	309.6	158.2	130.1

Cash and cash equivalents at the end of the year	$158.2	$130.1	$14.8

Additional Information — Financial Statement Schedule I

Suntech Power Holding Co., LTD.

Note to Schedule I

Schedule I has been provided pursuant to the requirements of Rule 12-04(a) and 4-08(e)(3) of Regulation S-X, which require condensed financial information as to financial position, changes in financial position and results of operations of a parent company as of the same dates and for the same periods for which audited consolidated financial statements have been presented as the restricted net assets of Suntech Power’s consolidated and unconsolidated subsidiaries not available for distribution to Suntech Power as of December 31, 2010 of  $791.3 million exceeded the 25% threshold. The condensed financial information has been prepared using the same accounting policies as set out in the accompanying consolidated financial statements except that the equity method has been used to account for investments in its subsidiaries.

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